Exhibit 10.12

Execution Version

SIRIUS INTERNATIONAL GROUP, LTD.
as Issuer

to

THE BANK OF NEW YORK MELLON
as Trustee

INDENTURE

Dated as of November 1, 2016

SENIOR DEBT SECURITIES

i

(continued)

(continued)

(continued)

EXHIBITS

EXHIBIT A — FORM OF CERTIFICATE OF TRANSFER

INDENTURE, dated as of November 1, 2016, by and between Sirius International Group, Ltd., a Bermuda exempted company (the “Company”) and The Bank of New York Mellon, a New York banking corporation, not in its individual capacity but solely as Trustee (together with its successors and assigns, in such capacity, the “Trustee”).

RECITALS OF THE COMPANY

The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its notes, debentures or other evidence of unsecured indebtedness (the “Securities”), to be issued in one or more series, authenticated and delivered, as in this Indenture provided.

All things necessary have been done to make this Indenture a valid and legally binding agreement of the Company, in accordance with its terms.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Persons acquiring the same, it is mutually covenanted and agreed, for the equal and proportionate benefit of each other and all Holders of the Securities or of the Securities of any series, without giving any priority of any one Security or series over any other, except as otherwise expressly provided herein, as follows:

ARTICLE 1
DEFINITIONS

Section 1.1                                    Certain Terms Defined.

The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture, including any indenture supplemental hereto, have the respective meanings specified in this Section.  The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.  All references herein to “Articles” or other subdivisions are to the corresponding Articles or other subdivisions of this Indenture.  The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.  All accounting terms not otherwise defined herein have the respective meanings assigned to them in accordance with GAAP (as defined below).

“Additional Amounts” means any additional amounts which are required hereby or by any Security, under circumstances specified herein or therein, to be paid by the Company in respect of certain taxes, assessments or other governmental charges imposed on Holders specified therein and which are owing to such Holders.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent” means any Securities Registrar, Paying Agent, or Securities Custodian.

“Annual Financials” has the meaning specified in Section 4.8.

“Applicable Premium Deficit” has the meaning stated in Section 12.1(a) of this Indenture.

“Applicable Procedures” means, with respect to any payment, tender, redemption, transfer or exchange of or for beneficial interests in any Global Security, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such payment, tender, redemption, transfer or exchange.

“Authenticating Agent” means, with respect to any series of Securities, any authenticating agent appointed by the Trustee with the consent of the Company, with respect to that series of Securities, pursuant to Section 7.14.

“Authorized Newspaper” means a newspaper or financial journal printed in the English language, customarily published at least once a day, and customarily published for at least five days in each calendar week, whether or not published on days that are legal holidays and of general circulation; or, in the alternative, shall mean such form of communication as may have come into general use for the dissemination of information of import similar to that of the information specified to be published by the provisions hereof.  Whenever successive publications are required or authorized to be made in Authorized Newspapers, the successive publications may be made (unless otherwise expressly provided herein) in the same or different newspapers meeting the foregoing requirements and in each case on any Business Day and at the expense of the Company.  In case, by reason of the suspension of publication of any Authorized Newspaper, or for any other cause, it shall be impractical without unreasonable expense to make publication of any notice in an Authorized Newspaper as required by this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall be deemed the equivalent of the required publication of such notice in an Authorized Newspaper.

“Board of Directors” means the board of directors of the Company and any committee of such Board of Directors or Officer duly authorized to act with respect to a particular matter on behalf of the Board of Directors.

“Board Resolution” means a copy of a resolution certified by the Secretary or any Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day” means, with respect to any Place of Payment or other location, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which the Trustee or banking institutions in such Place of Payment or other location are authorized or obligated by law, regulation or executive order to close, except as may be otherwise specified as contemplated by Section 3.1.

“Capitalized Lease Obligation” means an obligation under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP.

“Capital Stock” of any Person means any and all share capital, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including preferred stock, but excluding any debt securities convertible into such equity.

“Clearstream” means Clearstream Banking, S.A.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the date on which this Indenture was originally executed such Commission is not existing and performing the duties assigned to it under the Securities Act on such date of original execution, then the body performing such duties at such time.

“Company” means the Person named as the “Company” in the first paragraph of this instrument, and, subject to Article 1.1, its successors and assigns.

“Company Request” or “Company Order” means a written order or request signed in the name of the Company by any two Officers and delivered to the Trustee.

“Corporate Trust Office” means the office of the Trustee at which at any particular time its corporate trust business in respect of this Indenture shall be principally administered, which office, on the date of original execution of this Indenture, is located at 101 Barclay Street, New York, New York 10286, Attention:  Corporate Trust Services, or at any other time at such other address as the Trustee may designate from time to time by notice in writing to the parties hereto, or at the principal corporate trust office of any successor trustee as to which such successor trustee may notify the parties hereto in writing.

“Corporation” includes corporations, limited liability companies, incorporated associations, companies and business trusts.

“Definitive Security” means a certificated Security executed by the Company and authenticated by the Trustee pursuant to Section 3.7(c), 3.8 or 3.11, substantially in the form of the corresponding Global Security, except that such Security shall not bear the Global Security Legend and shall not have the “Schedule of Exchanges of Interests in the Global Security” attached thereto.

“Depository” means, with respect to the Securities of any series or any Tranche thereof, which, in accordance with the determination of the Company, will be issued in whole or in part in the form of one or more Global Securities, The Depository Trust Company, New York, New York (“DTC”), another clearing agency or any successor registered under the Exchange Act, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to Section 3.1.  If at any time there is more than one such Person, “Depository” as used with respect to the Securities of any such series or Tranche thereof means the Depository with respect to the Securities of that series or Tranche.

“Dollar” (“$”) means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

“Event of Default” means any event or condition specified as such in Section 6.1.

“Exchange Act” means the United States Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, in each case as amended from time to time.

“Euroclear” means Euroclear Bank, S.A./N.V., as operator of the Euroclear system.

“FATCA” has the meaning specified in Section 4.4(e).

“Foreign Currency” means any currency, currency unit or composite currency, including, without limitation, the euro, issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

“GAAP” means (i) the generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (“U.S. GAAP”), and as are applicable to the financial statements of the Company as of the date of any computation required hereunder or (ii) if elected by the Company by written notice (the “IFRS Election”) to the Trustee, the International Financial Reporting Standards issued by the International Accounting Standards Board (“IFRS”), and as are applicable to the financial statements of the Company as of the date of any computation required hereunder.  Upon such IFRS Election, references to GAAP shall thereafter be constructed to mean (a) for prior periods, U.S. GAAP and (b) periods beginning on and after the date specified in such notice, IFRS.

“Global Security” means, with respect to all or any part of any series of Securities, a Security executed by the Company and authenticated and delivered by the Trustee to the Depository or pursuant to the Depository’s instruction, all in accordance with this Indenture and pursuant to a Company Order, which shall be registered in the name of the Depository or its nominee and the ownership of which will be registered in a “book-entry” or other system maintained by the Depository.

“Global Security Legend” has the meaning specified in Section 2.2(b).

“Government Obligations” means securities which are (1) direct obligations of the United States for the payment of which its full faith and credit is pledged or (2) obligations of an entity controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States which, in the case of clauses (1) or (2), are not callable or redeemable at the option of the issuer or issuers thereof, and will also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of or any Additional Amounts or any other amount with respect to any such Government Obligation held by such custodian for the account of the holder of such depository receipt; provided, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian with respect to the Government Obligation or the specific payment of interest on or principal of or any other amount with respect to the Government Obligation evidenced by such depository receipt.

“Holder” means, with respect to a Security, the Person in whose name such Security is registered in the Securities Register (which terms, in the case of a Global Security, mean the Depository, notwithstanding that the Depository maintains a “book-entry” or other system for identification of ownership in respect of such Global Security).

The term “include” (and other forms of such term) means “include, without limitation”.

“Indebtedness” means, with respect to any Person, at the time of determination (without duplication):

(1)                                 the principal of and any premium and interest on

(a)                                 indebtedness of such Person for money borrowed or

(b)                                 indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable;

(2)                                 all Capitalized Lease Obligations of such Person;

(3)                                 all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all obligations under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business not past due based on customary practice in the trade);

(4)                                 all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than any obligations described in (1) through (3) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the fifth Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit);

(5)                                 all obligations of the types referred to in any of clauses (1) through (4) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable as obligor, guarantor or otherwise, the amount thereof being deemed to be the lesser of the stated recourse, if limited, and the amount of the obligations or dividends of the other Person;

(6)                                 all obligations of the types referred to in any of clauses (1) through (5) of other Persons secured by any mortgage, pledge, lien, security interest or other encumbrance on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; and

(7)                                 any amendments, modifications, refundings, renewals or extensions of any indebtedness or obligation described as Indebtedness in any of clauses (1) through (6) above.

“Indenture” means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented, and includes the forms and terms of particular series of Securities established as contemplated hereunder.

“Indirect Participant” means a Person who holds a beneficial interest in a Global Security through a Participant.

The term “interest” means, with respect to any Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity means interest payable after Maturity and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 4.4, includes such Additional Amounts.

“Interest Payment Date” means, with respect to any Security, the Stated Maturity of an installment of interest on such Security.

“Judgment Currency” has the meaning specified in Section 13.11.

“Maturity” means, with respect to any Security, the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by acceleration, call for redemption or otherwise.

“New York Banking Day” has the meaning specified in Section 13.11.

“Non-U.S. Person” means a Person who is not a U.S. person as defined in Regulation S.

“Notice of Default” has the meaning specified in Section 6.1(c).

“Officer” means the chairman of the board, the vice chairman of the board, the president, any vice president, the treasurer, any assistant treasurer, the controller, the secretary, any assistant controller, any assistant secretary, the principal executive officer, the principal financial officer, the principal accounting officer or the chief operating officer of the Company.

“Officer’s Certificate” means a certificate signed by one or more Officers (as applicable) of the Company and delivered to the Trustee, except as otherwise specifically set forth herein.

“Opinion of Counsel” means a written opinion of counsel, who may be an employee or officer of or counsel for the Company, or other counsel reasonably acceptable to the Trustee (it being agreed and acknowledged that Willkie Farr & Gallagher LLP is acceptable to the Trustee to provide such opinion).

“Original Issue Discount Security” means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration with respect thereto pursuant to Section 6.1.

“Outstanding” means, with reference to Securities as of the date of determination, all Securities authenticated and delivered under this Indenture, except:

(a)                                 Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(b)                                 Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been irrevocably deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside, segregated and held in trust by the Company for the Holders of such Securities (if the Company shall act as its own Paying Agent) or for the payment of which Government Obligations shall have been irrevocably deposited in trust with the Trustee in accordance with Article 12; provided that, if such Securities, or portions thereof, are to be redeemed prior to the Stated Maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice;

(c)                                  any such Security with respect to which the Company has effected defeasance pursuant to the terms hereof, except to the extent provided in Section 12.2; and

(d)                                 Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 3.8 (except with respect to any such Security as to which proof reasonably satisfactory to the Trustee and the Company is presented that such Security is held by a Person in whose hands such Security is a legal, valid and binding obligation of the Company).

In determining whether Holders of the requisite principal amount of Outstanding Securities of any or all series have made or given any request, demand, authorization, direction, notice, consent or waiver hereunder, or are present to constitute a quorum at a meeting of Holders of Securities, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration with respect thereto pursuant to Section 6.1 and

(ii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such a determination or relying upon any such quorum, consent or vote, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.  Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.  In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice.

“Participant” means, with respect to the Depository, Euroclear or Clearstream, a Person who has an account with the Depository, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

“Paying Agent” means any Person authorized by the Company to pay the principal of, premium (if any) or interest on or any Additional Amounts with respect to any Securities on behalf of the Company, which initially shall be the Trustee.

“Periodic Offering” means an offering of Securities of a series from time to time, any or all of the specific terms of which Securities, which may be in one or more Tranches, including the rate or rates of interest thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents from time to time subsequent to the initial request for authentication and delivery of such Securities by the Trustee, all as contemplated in Section 3.1.

“Person” means any individual, corporation, limited liability company, partnership, limited liability partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment” means, with respect to any Security, the place or places where the principal of, premium (if any) and interest on and any Additional Amounts with respect to such Security are payable as specified pursuant to Section 3.1.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same Indebtedness as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.8 in lieu of a lost, destroyed, mutilated or stolen Security shall be deemed to evidence the same debt as the lost, destroyed, mutilated or stolen Security.

“Private Placement Legend” has the meaning specified in Section 2.2(a).

“QIB” means a “qualified institutional buyer”, as defined in Rule 144A.

“Quarterly Financials” has the meaning specified in Section 4.8.

“Redemption Date” means, with respect to any Security to be redeemed, the date fixed for such redemption by or pursuant to this Indenture.

“Redemption Price” means, with respect to any Security or portion thereof to be redeemed, the price at which it is to be redeemed pursuant to this Indenture.

“Regular Record Date” for the interest payable on any Interest Payment Date on a Security means the date specified for that purpose pursuant to Section 3.1 or as specified in Section 3.9.

“Regulation S” means Regulation S under the Securities Act (including any successor regulation thereto) as may be amended from time to time.

“Regulation S Global Security” has the meaning specified in Section 2.1.

“Relevant Tax Jurisdiction” has the meaning specified in Section 4.4.

“Required Currency” has the meaning specified in Section 13.11.

“Resale Restriction Termination Date” means (i) with respect to any 144A Global Security, the date that is one year (or such other period as may hereafter be provided under Rule 144 under the Securities Act or any successor provision thereto as permitting the resale by non-affiliates of Restricted Securities (as defined in Rule 144(a)(3) under the Securities Act) without restriction) after the later of the original issue date in respect of such Security and the last date on which the Company or any Affiliate of the Company was the owner of such Security (or any Predecessor Security thereto) or (ii) with respect to any Regulation S Global Security, the last day of the distribution compliance period specified in Rule 903 of Regulation S (if applicable).

“Responsible Officer” means, with respect to the Trustee, any officer assigned to the Corporate Trust Office having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Restricted Security” means any Security (or beneficial interest therein) not originally issued and sold in a transaction registered under the Securities Act, until such time as:  (i) such Security (or beneficial interest therein) has been transferred in a transaction registered under the Securities Act; (ii) the Resale Restriction Termination Date therefor has passed; or (iii) the Private Placement Legend therefor has otherwise been removed pursuant to Section 3.7(d) hereof or, in the case of a beneficial interest in a Global Security, such beneficial interest has been exchanged for an interest in a Global Security not bearing a Private Placement Legend.

“Rule 144” means Rule 144 under the Securities Act (including any successor regulation thereto) as may be amended from time to time.

“Rule 144A” means Rule 144A under the Securities Act (including any successor regulation thereto) as may be amended from time to time.

“Rule 144A Global Security” has the meaning specified in Section 2.1.

“Rule 144A Information” means such information as is specified pursuant to paragraph (d)(4) of Rule 144A (or any successor provision thereto), as such provisions (or successor provision) may be amended from time to time.

“Securities Act” means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

“Securities Custodian” means the Trustee as custodian with respect to the Global Securities or any successor entity thereto.

“Securities Register” and “Securities Registrar”:  See Section 3.6.

“Security” or “Securities” has the meaning stated in the recitals of this Indenture.

“Special Record Date” for the payment of any defaulted interest means a date fixed pursuant to Section 3.9.

“Stated Maturity” means, with respect to any Security or any installment of principal thereof or interest thereon or any Additional Amounts with respect thereto, the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is, or such Additional Amounts are, due and payable (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension).

“Subsidiary” means, in respect of any Person, any Corporation, limited or general partnership or other business entity of which at the time of determination more than 50% of the voting power of the shares of its Capital Stock or other interests (including partnership and limited liability company interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or (iii) one or more Subsidiaries of such Person.

“Tranche” means a group of Securities which (a) are of the same series and (b) are identical except as to principal amount and/or date of issuance.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed, except as provided in Section 10.1(o); provided, however, that in the event that such Act is amended after such date, “Trust Indenture Act” means, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended,

“Trustee” means the Person identified as “Trustee” in the first paragraph hereof until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

“United States,” except as otherwise provided in or pursuant to this Indenture or any Board Resolution, Company Order or Company Request, means the United States of America (including the states thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

ARTICLE 2
SECURITY FORMS

Section 2.1                                    Forms Generally.

The Securities of each series shall be in substantially such form as shall be established pursuant to Section 3.1, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Company may reasonably deem appropriate and as are not contrary to the provisions of this Indenture, or as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or of any automated quotation system, or to conform to usage, all as determined by the Officers executing such Securities, as conclusively evidenced by their execution of the Securities.

Any Securities originally offered and sold to QIBs in reliance on Rule 144A will be issued in the form of one or more permanent Global Securities substantially in the form set forth in the applicable supplemental indenture corresponding to the relevant series (each, a “Rule 144A Global Security”).  Each Rule 144A Global Security will be deposited with or on behalf of, and registered in the name of, the Depository or its nominee, and will be issued in an initial denomination equal to the outstanding principal amount of the Securities of the relevant series or Tranche initially sold in reliance on Rule 144A.

Any Securities originally offered and sold outside the United States in reliance on Regulation S will be issued in the form of one or more permanent Global Securities substantially in the form set forth in the applicable supplemental indenture corresponding to the relevant series (each, a “Regulation S Global Security”).  Each Regulation S Global Security will be deposited with or on behalf of, and registered in the name of, the Depository or its nominee, and will be issued in an initial denomination equal to the outstanding principal amount of the Securities of the relevant series or Tranche initially sold in reliance on Regulation S.

The provisions of the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream Banking” and “Customer Handbook” of Clearstream, or any successor documents, will be applicable to transfers of beneficial interests in any Global Security that is held by Participants through Euroclear or Clearstream.

Section 2.2                                    Form of Legends.

The Definitive Securities shall be prepared by the Company and shall be printed, lithographed or engraved on steel-engraved borders, or may be produced in any other manner, all as determined by the Officers executing such Securities, as conclusively evidenced by their execution of such Securities, subject to the rules of any securities exchange or automated quotation system on which such Securities are listed or quoted and (with respect to Global Securities) to the rules of the Depository.

(a)                                 Private Placement Legend.  Each Global Security and each Definitive Security of any series (and all Securities of the same series issued in exchange therefor or substitution thereof) shall bear the legend set forth below (the “Private Placement Legend”) on the face thereof until the Private Placement Legend is removed or not required in accordance with Section 3.7(d):

“THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.  EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.  THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THE SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO A PERSON WHO IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) BUYING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING RULE 144 IF

AVAILABLE (AND BASED UPON AN OPINION OF COUNSEL, IF THE ISSUER SO REQUESTS), (4) TO THE ISSUER OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE.  NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY.”

(b)                                 Global Security Legend.  Each Global Security of any series shall bear the legend set forth below (the “Global Security Legend”) on the face thereof:

“UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO SIRIUS INTERNATIONAL GROUP, LTD.  OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”

Section 2.3                                    Form of Trustee’s Certificate of Authentication.

The Trustee’s Certificate of Authentication on all Securities shall be in substantially the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

By:
Authorized Signatory

Section 2.4                                    Form of Trustee’s Certificate of Authentication by an Authenticating Agent.

If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee’s Certificate of Authentication by such Authenticating Agent on all Securities of each such series shall be in substantially the following form:

The Bank of New York Mellon, as Trustee

By [NAME OF AUTHENTICATING AGENT],
Authenticating Agent

By:
Authorized Signatory

Section 2.5                                    Securities Issuable in the Form of Global Securities.

(a)                                 If the Company shall establish pursuant to Section 3.1 that the Securities of a particular series are to be issued in whole or in part as one or more Global Securities, then the Company shall execute, and the Trustee shall, in accordance with Section 3.3 and the Company Order deliver to the Trustee thereunder, authenticate and make available for delivery, one or more Global Securities, each of which (i) shall represent an aggregate principal amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Global Security and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges, (ii) shall be registered in the name of the Depository or its nominee, (iii) shall be delivered by the Trustee to the Depository or pursuant to the Depository’s instruction and (iv) shall bear the Global Security Legend.

(b)                                 Participants shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or its custodian, or under such Global Securities.  The Depository may be treated by the Company, any other obligor upon the Securities, the Trustee and any agent of any of them as the absolute owner of the Global Securities for all purposes whatsoever.  Notwithstanding the foregoing, nothing herein shall prevent the Company, any other obligor upon the Securities, the Trustee or any agent of any of them from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Participants, the Applicable Procedures or the operation of customary practices of the Depositary governing the exercise of the rights of a beneficial owner of any Security.  The Holder of a Global Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action that a Holder is entitled to take under this Indenture or the Securities.

(c)                                  Any endorsement of a Global Security to reflect the amount of any increase or decrease in the aggregate principal amount of Outstanding Securities represented thereby will be made by the Securities Registrar or the Securities Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 3.7 hereof, in accordance with the provisions thereof.

(d)                                 The Company initially appoints the Trustee to act as the Securities Registrar and Paying Agent and to act as Securities Custodian with respect to the Global Securities.  The Company has entered

(e)                                  into a letter of representations with the Depositary in the form provided by the Depositary and the Trustee and each Agent is hereby authorized to act in accordance with such letter and Applicable Procedures.

ARTICLE 3
THE SECURITIES

Section 3.1                                    Amount Unlimited:  Issuable in Series.

The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued from time to time in one or more series.  With respect to the Securities of any particular series, there shall be established in, or pursuant to the authority granted in, a resolution of the Company’s Board of Directors, and set forth in an Officer’s Certificate of the Company, or established in one or more indentures supplemental hereto prior to the issuance of Securities to be endorsed thereon of a series:

(a)                                 the form of the Securities of the series;

(b)                                 the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

(c)                                  any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.6, Section 3.7, Section 3.8, Section 3.11 or Section 14.3);

(d)                                 the date or dates on which the Securities of the series may be issued;

(e)                                  the date or dates, which may be serial, on which the principal of, and premium (if any) on the Securities of the series are payable;

(f)                                   the rate or rates, or the method of determination thereof, at which the Securities of the series shall bear interest; any formulary or other method or other means by which any such rate or rates shall be determined, by reference to an index or other fact or event ascertainable outside this Indenture or otherwise; the date or dates from which such interest shall accrue and the method or methods, if any, by which such date or dates are to be determined, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if other than as set forth in Section 3.9, for the determination of Holders to whom interest is payable, for the determination of Holders to whom interest is payable, whether and under what circumstances Additional Amounts (in addition to those set forth in Section 4.4) on such Securities or any of them shall be payable, the notice, if any, to Holders regarding the determination of interest on a floating rate Security, and the manner of giving such notice, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

(g)                                  the place or places where the principal of, premium (if any) and interest on or any Additional Amounts, if any, with respect to such Securities of the series shall be payable (if other than as provided in Section 4.2);

(h)                                 the provisions, if any, establishing the price or prices at which, the date or dates on which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

(i)                                     the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which, the date or dates on which, and the period or periods within which, and the terms and conditions upon which, Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation and any provisions for the remarketing of such Securities so redeemed or purchased;

(j)                                    if other than denominations of $2,000 or any integral multiple of $1,000 in excess thereof, the denominations in which Securities of the series shall be issuable;

(k)                                 whether the Securities of the series are to be issued as Original Issue Discount Securities and, if so, the amount of the discount with respect thereto;

(l)                                     if other than the principal amount thereof, the portion of the principal amount of the Securities of the series which shall be payable upon declaration of acceleration with respect thereto pursuant to Section 6.1 or payable in bankruptcy pursuant to Section 6.2;

(m)                             any Events of Default or restrictive covenants provided for with respect to the Securities of the series, if other than as set forth in Section 6.1, Article 4 and Article 11;

(n)                                 in case the Securities of the series do not bear interest, the applicable dates for the purpose of Section 5.1;

(o)                                 whether the Securities of the series will bear any form of special interest;

(p)                                 whether either or both of Section 12.2(b) relating to defeasance or Section 12.2(c) relating to covenant defeasance shall not be applicable to the Securities of such series, or any covenants in addition to those specified in Section 12.2(c) relating to the Securities of such series which shall be subject to covenant defeasance, and any deletions from, or modifications or additions to, the provisions of Article 12 in respect of the Securities of such series;

(q)                                 any trustees, paying agents, securities custodians, transfer agents or registrars with respect to the Securities of the series;

(r)                                    whether the Securities of the series are issuable in whole or in part as one or more Global Securities and, in such case, the identity of the Depository for such Global Security or Global Securities;

(s)                                   any restrictions on transfer with respect to the Securities of the series and any legend reflecting such restrictions to be placed on such Securities;

(t)                                    if the amount of payment of principal of, premium (if any) or interest on or Additional Amounts, if any, with respect to such Securities of the series may be determined with reference to an index, formula or other method, and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined;

(u)                                 any exceptions to Section 13.8 or in the definition of “Business Day” with respect to the Securities of the series;

(v)                                 if other than U.S. dollars, the Foreign Currency in which the Securities of such series shall be denominated and in which payments of principal of, premium (if any) or interest on or Additional Amounts with respect to such Securities shall or may be payable;

(w)                               if the principal of, premium (if any) or interest on or any Additional Amounts with respect to any of such Securities are to be payable, at the election of the Company or a Holder thereof or otherwise, in Dollars or in a Foreign Currency other than that in which such Securities are stated to be payable, the date or dates on which, the period or periods within which, and the other terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the currency in which such Securities are stated to be payable and the currency in which such Securities or any of them are to be paid pursuant to such election, and any deletions from or modifications of or additions to the terms of this Indenture to provide for or to facilitate the issuance of Securities denominated or payable, at the election of the Company or a Holder thereof or otherwise, in a Foreign Currency; and

(x)                                 any other terms of the series and any other modifications or additions to this Indenture in respect of such Securities (which terms shall not be contrary to the provisions of this Indenture).

With respect to Securities of a series subject to a Periodic Offering, such resolution of the Board of Directors or indenture supplemental hereto may provide general terms or parameters and may provide that the specific terms of particular Securities, and the Persons authorized to determine such terms or parameters, may be determined in accordance with or pursuant to the Company Order referred to in Section 3.3.

All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in, or pursuant to the authority granted in, such resolution of the Board of Directors or in any such indenture supplemental hereto.

Anything herein to the contrary notwithstanding, the Trustee shall be under no obligation to authenticate and deliver Securities of any series the terms of which, established as contemplated by this Section, would affect the rights, duties, obligations, liabilities or immunities of the Trustee under this Indenture.

Section 3.2                                    Form and Denominations.

In the absence of any specification pursuant to Section 3.1 with respect to the Securities of any series, the Securities of such series shall be issuable in fully registered form, without coupons, in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Section 3.3                                    Authentication, Dating and Delivery of Securities.

At any time and from time to time after the original execution and delivery of this Indenture, the Company may deliver Securities of any series, executed by the Company to the Trustee for authentication.  Except as otherwise provided in this Article, the Trustee shall thereupon authenticate and make available for delivery, or cause to be authenticated and delivered, said Securities upon receipt of a Company Order, without any further action by the Company; provided, however, that the Trustee shall authenticate and make available for delivery Securities of such series for original issue from time to time in the aggregate principal amount established for such series pursuant to such procedures, reasonably acceptable to such recipients, as may be specified from time to time by a Company Order.  The maturity dates, original issue dates, interest rates and any other terms of the Securities of such series shall be determined by or pursuant to such Company Order and procedures.

In authenticating such Securities and accepting the responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, prior to the initial authentication of such Securities, and (subject to Section 7.1) shall be fully protected in relying upon:

(a)                                 a Board Resolution of the Company relating thereto;

(b)                                 an Officer’s Certificate of the Company or an executed supplemental indenture setting forth the terms of such Securities as provided in Section 3.1;

(c)                                  an Officer’s Certificate of the Company which shall state that all conditions precedent provided for in this Indenture relating to the issuance of such Securities have been complied with, and that no Event of Default with respect to any series of Securities has occurred and is continuing; and

(d)                                 an Opinion of Counsel, which shall state:

(i)                                     that the form and the terms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture; and

(ii)                                  that this Indenture and such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, arrangement, fraudulent conveyance, fraudulent transfer and other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

Notwithstanding the provisions of Section 3.1 and of the immediately preceding paragraph, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive the Officer’s Certificate of the Company otherwise required pursuant to Section 3.3(c) and the Opinion of Counsel required by this Section 3.3(d) only once at or prior to the time of the first authentication and delivery of such Securities (provided that such Officer’s Certificate and Opinion of Counsel each address the authentication and delivery of all such Securities) and that, in lieu of the opinions described in clause (ii) above, Counsel may opine that:

(x)                                 when the terms of such Securities shall have been established pursuant to a Company Order or Orders or pursuant to such procedures as may be specified from time to time by a Company Order or Orders, all as contemplated by and in accordance with the instrument or instruments delivered pursuant to clause (i) above, such terms will have been duly authorized by the Company and will have been established in conformity with the provisions of this Indenture; and

(y)                                 when such Securities shall have been authenticated and delivered by the Trustee in accordance with this Indenture and the Company Order or Orders or the specified procedures referred to in paragraph (x) above and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, such Securities will constitute valid obligations of the Company enforceable against the Company in accordance with their terms except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors rights generally and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the forms and terms thereof, the validity thereof and the compliance of the authentication and delivery thereof with the terms and conditions of this Indenture, upon the Opinion or Opinions of Counsel, the Officer’s Certificate of the Company and the certificates and other documents delivered pursuant to this Section 3.3 at or prior to the time of the first authentication and delivery of Securities of such series until any of such opinions, certificates or other documents have been superseded or revoked or expire by their terms; provided, however, that any request by the Company to the Trustee to authenticate and deliver Securities of such series shall constitute a representation and warranty by the Company that as of the date of such request the statements made in the most recent Officer’s Certificate of the Company delivered pursuant to Section 3.3(c) are true and correct as if made on and as of the date thereof.

The Trustee shall have the right to decline to authenticate and make available for delivery any Securities under this Section if the Trustee, being advised by counsel reasonably acceptable to the Trustee, determines that such action would be contrary to the provisions hereof or would expose the Trustee to personal liability.

Each Security shall be dated the date of its authentication, except as otherwise provided pursuant to Section 3.1 with respect to the series of which such Security is a part and except that any substitute Security under Section 3.8 shall be dated so that neither gain nor loss in interest shall result from any mutilation, destruction, loss or theft of the relevant Predecessor Security.

Section 3.4                                    Execution of Securities.

The Securities shall be signed in the name of and on behalf of the Company by any two Officers, which may, but need not, be attested, and need not bear its seal.  Such signatures may be the manual or facsimile signatures of such Officers.

In case any Officer of the Company who shall have signed any of the Securities shall cease to be such Officer before the Security so signed shall be authenticated and delivered by or on behalf of the Trustee or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Securities had not ceased to be such Officer of the Company; and any Security may be signed on behalf of the Company by such Persons as, at the actual date of the original execution of such Security, shall be the proper Officers of the Company, although at the date of the original execution and delivery of this Indenture, or at the date of such Security, any such Person was not such an Officer.

Section 3.5                                    Certificate of Authentication.

No Security shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form hereinbefore recited, executed by or on behalf of the Trustee by manual signature.  Such certificate by or on behalf of the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

Section 3.6                                    Registration, Registration of Transfer and Exchange.

Subject to the conditions set forth below and Section 3.7), Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series and having the same terms but in other authorized denominations.  Securities to be exchanged shall be surrendered at the offices or agencies to be maintained for such purposes as provided in Section 4.2, and the Company shall execute and the Trustee or any Authenticating Agent, upon receipt of a Company Order, shall authenticate and make available for delivery in exchange therefor the Security or Securities which the Holder making the exchange shall be entitled to receive.

The Company shall keep or cause to be kept, at one of said offices or agencies maintained pursuant to Section 4.2, a register for each series of Securities issued hereunder (hereinafter collectively referred to as the “Securities Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall, subject to the provisions of Section 3.7, provide for the registration of Securities of such series and shall register the transfer of Securities of such series as in this Article provided.  The Securities Register shall be in written form or in any other form capable of being converted into written form within a reasonable time.  The Trustee is hereby appointed as the initial “Securities Registrar” for the purpose of registering Securities and registering transfers of Securities as herein provided.  Subject to the provisions of Section 3.7, upon surrender for registration of transfer of any Security of any series at any such office or agency, the Company shall execute and the Trustee or any Authenticating Agent, upon receipt of a Company Order, shall authenticate and make available for delivery in the name of transferee or transferees a new Security or Securities of the same series for an equal aggregate principal amount.

The Company shall have the right to remove and replace from time to time the Securities Registrar for any series of Securities; provided that no such removal or replacement shall be effective until a successor Securities Registrar with respect to such series of Securities shall have been appointed by the Company and shall have accepted such appointment by the Company.  In the event that the Trustee shall not be or shall cease to be Securities Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times.  There shall be only one Security Register for each series of Securities.

All Securities presented for registration of transfer or for exchange, redemption or payment shall (if so required by the Company or the Securities Registrar) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Company and the Securities Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

Each Security issued upon registration of transfer or exchange of Securities pursuant to this Section shall be the valid obligation of the Company, evidencing the same indebtedness and entitled to the same benefits under this Indenture as the Security or Securities surrendered upon registration of such transfer or exchange.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.11, Section 10.6 or Section 14.3 not involving any transfer.

Neither the Company, the Trustee nor the Securities Registrar shall be required (a) to issue, exchange or register the transfer of any Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series and ending at the close of business on the day of such mailing, or (b) to exchange or register the transfer of any Securities selected, called or being called for redemption except, in the case of any Security to be redeemed in part, the portion thereof not to be redeemed.

All certifications, certificates and Opinions of Counsel required to be submitted to the Securities Registrar pursuant to this Article 3 to effect a registration of transfer or exchange may be submitted by electronic transmission.

Neither the Trustee nor any agent of the Trustee shall have any responsibility for any actions taken or not taken by the Depository.

Neither the Trustee nor the Securities Registrar shall have any responsibility or obligation to any Participant or Indirect Participant or any other Person with respect to the accuracy of the books or records, or the acts or omissions, of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any Participant or indirect Participant or other Person (other than the Depository) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Securities.  All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depository or its nominee in the case of a Global Security).  The rights of beneficial owners in any Global Security shall be exercised only through the Depository subject to the customary procedures of the Depository.  The Trustee and the Securities Registrar may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Participants or Indirect Participants.

Neither the Trustee nor the Securities Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Participants or Indirect Participants in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 3.7                                    Additional Provisions Related to Transfer and Exchange of Securities.

(a)                                 Transfer and Exchange of Global Securities.  A Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.  Global Securities may be exchanged or replaced, in whole or in part, as provided in this Section 3.7 and Section 3.8 hereof.  Every Security authenticated and delivered in exchange for, or in lieu of, a Global Security or any portion thereof, pursuant to this Section 3.7 or Section 3.8 or 3.11 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Security.  A Global Security may not be exchanged for another Security other than as provided in this Section 3.7(a) and Section 3.7(c) hereof; however, beneficial interests in a Global Security may be transferred and exchanged as provided in Section 3.7(b) hereof.

(b)                                 Transfer and Exchange of Beneficial Interests in Global Securities.  The transfer and exchange of beneficial interests in Global Securities will be effected through the Depository in accordance with the provisions of this Indenture and the Applicable Procedures.  Beneficial interests in any Global Security will be subject to restrictions on transfer to the extent required by applicable law, including the Securities Act, applicable securities laws of any state of the United States or any other jurisdiction.  Transfers of beneficial interests in Global Securities that are Restricted Securities also will require compliance with either subparagraph (i) or (ii) below:

(i)                                     Transfer of Beneficial Interests in the Same Global Security.  Beneficial interests in any Global Security that is a Restricted Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Global Security in accordance with the transfer restrictions set forth in the Private Placement Legend.  No written orders or instructions shall be required to be delivered to the Securities Registrar to effect the transfers described in this Section 3.7(b)(i).

(ii)                                  Other Transfers and Exchanges of Beneficial Interests in Restricted Global Securities.

(A)                               If the owner of a beneficial interest in a Rule 144A Global Security that is a Restricted Security wishes to transfer such interest (or a portion thereof) to a Non-U.S. Person pursuant to Regulations S, then upon receipt by the Trustee of (i) instructions from the Holder of the Rule 144A Global Security directing the Trustee to credit or cause to be credited a beneficial interest in the Regulation S Global Security equal to the principal amount of the beneficial interest in the Rule 144A Global Security to be transferred and (ii) a certificate from the transferor in the form of Exhibit A, including the certifications in item (2) thereof, the Trustee shall, subject to the rules and procedures of the Depository, instruct the Depository to increase the Regulation S Global Security and decrease the Rule 144A Global Security by the amount so transferred.

(B)                               If the owner of a beneficial interest in a Regulation S Global Security that is a Restricted Security wishes to transfer such interest (or a portion thereof) to a QIB pursuant to Rule 144A, then upon receipt by the Trustee of (i) instructions from the Holder of the Regulation S Global Security directing the Trustee to credit or cause to be credited a beneficial interest in the Rule 144A Global Security equal to the principal amount of the beneficial interest in the Regulation S Global Security to be transferred and (ii) a certificate from the transferor in the form of Exhibit A, including the certifications in item (1) thereof, the Trustee shall, subject to the rules and procedures of the Depository, instruct the Depository to increase the Rule 144A Global Security and decrease the Regulation S Global Security by the amount so transferred.

(C)                               Any transfer of Restricted Securities not described under Section 3.7(b)(i) above or subsection (A) or (B) above, shall be made only upon receipt by the Trustee of such opinions of counsel, certificates and/or other information required by and reasonably satisfactory to it and the Company in order to ensure compliance with the Securities Act or in accordance with subsection (d) below, including a certificate from the transferor in the form of Exhibit A, including the certifications in item (3) thereof.

(c)                                  Exchange for Definitive Securities.

(i)                                     Except as provided below, owners of beneficial interests in Global Securities will not be entitled to receive Definitive Securities.  Definitive Securities shall be transferred to all beneficial owners in a Global Security if at any time (A) (i) the Depository for Securities of a series or Tranche thereof notifies the Company that it is unwilling or unable to continue as Depository for Securities of such series or Tranche, or (ii) the Depository ceases to be a clearing agency registered under the Exchange Act, and in each case a successor Depository is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, or (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security.

(ii)                                  In connection with the transfer of an entire Global Security to beneficial owners pursuant to this Section 3.7(c), such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations.  Any Definitive Security delivered in exchange for an interest in a Global Security pursuant to this Section 3.7(c) shall bear the Private Placement Legend.

(d)                                 Private Placement Legend.  Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Security Registrar shall deliver Securities that do not bear the Private Placement Legend.  Upon the transfer, exchange or replacement of any Security bearing a Private Placement Legend, the Trustee shall deliver only a Security that bears a Private Placement Legend unless:

(i)                                     (such Security (or beneficial interest) is transferred pursuant to an effective registration statement;

(ii)                                  such Security (or beneficial interest) is transferred, replaced or exchanged after the Resale Restriction Termination Date therefor; or

(iii)                               in connection with such transfer, exchange or replacement, the Trustee shall have received an opinion of counsel and other evidence reasonably satisfactory to it and the Company to the effect that neither such Private Placement Legend nor the related restrictions on transfer are required in order to maintain compliance with the Securities Act.

(e)                                  Cancellation and/or Adjustment of Global Securities.  At such time as all beneficial interests in a particular Global Security have been exchanged for Definitive Securities or a particular Global Security has been redeemed, repurchased or canceled in whole and not in part, each such Global Security will be returned to or retained and canceled by the Trustee in accordance with Section 3.10 hereof.  At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for Definitive Securities, the principal amount of Securities represented by such Global Security will be reduced accordingly and an endorsement will be made on such Global Security by the Trustee or by the Securities Custodian at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security will be increased accordingly and an endorsement will be made on such Global Security by the Trustee or by the Securities Custodian at the direction of the Trustee to reflect such increase.

Section 3.8                                    Mutilated, Destroyed, Lost and Stolen Securities.

In case any temporary Security or Definitive Security shall become mutilated (whether by defacement or otherwise) or be destroyed, lost or stolen, and in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall, except as otherwise provided in this Section, execute, and upon a Company Request, the Trustee, upon receipt of a Company Order, shall authenticate and make available for delivery, a new Security of the same series, tenor and principal amount and bearing a number, letter or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen.  In every case the applicant for a substituted Security shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as may be reasonably required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their reasonable satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

Upon the issuance of any substitute Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith.

In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security).  In every case, the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may reasonably require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their reasonable satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

Every substitute Security of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series, duly authenticated and delivered hereunder.

Section 3.9                                    Payment of Interest and Certain Additional Amounts; Interest Rights and Certain Additional Amounts Preserved.

The Holder of any Securities at the close of business on the Regular Record Date with respect to any Interest Payment Date shall be entitled to receive the interest and any Additional Amounts payable on such Interest Payment Date notwithstanding the cancellation of such Securities upon any registration of transfer or exchange subsequent to the Regular Record Date and prior to such Interest Payment Date, and, if provided for in the Board Resolution or supplemental indenture pursuant to Section 3.1, in the case of a Security issued between a Regular Record Date and the initial Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the date of issue and ending on such initial Interest Payment Date shall be paid to the Person to whom such Security shall have been originally issued.  Except as otherwise specified as contemplated by Section 3.1, for Securities of a particular series the term “Regular Record Date” as used in this Section with respect to any Interest Payment Date shall mean the close of business on the last day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the fifteenth day of a calendar month and shall mean the close of business on the fifteenth day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the first day of a calendar month, whether or not such day shall be a Business Day.  At the option of the Company, payment of interest on any Security may be made by check mailed to the address of the Person entitled thereto (which shall be the Depository in the case of Global Securities) as such address shall appear in the Securities Register.

If and to the extent the Company shall default in the payment of the interest due or any Additional Amounts on such Interest Payment Date in respect of any Securities, such defaulted interest shall be paid by the Company at its election in each case, as provided in clause (a) or (b) below:

(a)                                 The Company may make payment of any defaulted interest to the Holder of Securities at the close of business on a “Special Record Date” established by the Company by notice given by mail, by or on behalf of the Company, to such Holder not less than 15 days preceding such Special Record Date, such Special Record Date to be not less than 10 days preceding the date for payment of such defaulted interest.

(b)                                 The Company may make payment of any defaulted interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of such series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.10                             Cancellation of Securities:  Destruction Thereof.

All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, shall, if surrendered to the Company or any Paying Agent or any Securities Registrar, be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture.  The Trustee shall dispose of such cancelled Securities in accordance with its customary procedures.  If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

Section 3.11                             Temporary Securities.

Pending the preparation by the Company of Definitive Securities of any series, the Company may execute and the Trustee shall, upon receipt of a Company Order, authenticate and make available for delivery in the manner provided in Section 3.3, temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee).  temporary Securities of any series shall be issuable in any authorized denomination, and substantially in the form of the Definitive Securities of such series in lieu of which they are issued but with such omissions, insertions and variations as may be appropriate for temporary Securities as may be determined by the Company with the concurrence of the Trustee.  Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate.  Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the Definitive Securities.  Without unreasonable delay the Company shall execute and shall furnish Definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge at the Corporate Trust Office of the Trustee, and the Trustee, upon receipt of a Company Order, shall authenticate and make available for delivery in exchange for such temporary Securities an equal aggregate principal amount of Definitive Securities of the same series.  Such exchange shall be made by the Company at its own expense and without any charge therefor except that in case of any such exchange involving any registration of transfer the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.  Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities of such series authenticated and delivered hereunder.

Section 3.12                             Computation of Interest.

Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 3.13                             CUSIP Numbers.

The Company in issuing the Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or on such notice and that reliance may he placed only on the other identification numbers printed on the Securities.  The Company shall promptly notify the Trustee in writing of any change of “CUSIP” numbers.

Section 3.14                             Company Orders.

Whenever, pursuant to this Article 3 or otherwise in this Indenture, the Trustee, any Authenticating Agent, any Securities Registrar, or any other Person, is to take an action or omit from taking an action “upon receipt of a Company Order” (or words of similar import), the Company agrees to promptly deliver such Company Order to the appropriate Person,

ARTICLE 4
COVENANTS OF THE COMPANY

The Company covenants and agrees for the benefit of each series of Securities (except to the extent that any series of Securities is excluded from the benefits of any of such covenants pursuant to Section 3.1(m)) that on and after the date of original execution of this Indenture and so long as any of the Securities of such series remain Outstanding:

Section 4.1                                    Payment of Securities.

The Company will duly and punctually pay or cause to be paid the principal of, premium (if any) and interest on, and any Additional Amounts with respect to the Securities of such series at the place or places, at the respective times and in the manner provided in such Securities and in the Indenture.  Principal, premium, if any, interest and any Additional Amounts shall be considered paid on the date due if the Paying Agent, if other than the Company or one of its Subsidiaries, holds as of 12:00 noon Eastern Time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, interest and any Additional Amounts then due.  The Company shall be responsible for making calculations called for under the Securities, including but not limited to determination of Redemption Price, premium, if any, and any Additional Amounts or other amounts payable on the Securities.  The Company will make the calculations in good faith and, absent manifest error, its calculations will be final and binding on the Holders.  The Company will, provide a schedule of its calculations to the Trustee when requested by the Trustee, and the Trustee is entitled to rely conclusively on the accuracy of the Company’s calculations without independent verification.  The Trustee shall forward the Company’s calculations to any Holder of the Securities upon the written request of such Holder.

Section 4.2                                    Offices or Agency.

So long as any of the Securities remain Outstanding, the Company will maintain an office or agency where such Securities may be presented or surrendered for payment, where such Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of such Securities and this Indenture may be served, which office or agency shall initially be the Corporate Trust Office of the Trustee.  The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency.  If at any time the Company shall fail to maintain such required office or agency or shall fail to furnish the Trustee with the required information with respect thereto, presentations, surrenders, notices and demands in respect of Securities may be made or served at the Corporate Trust Office of the Trustee and the corporate trust office of any Authenticating Agent appointed hereunder; and the Company hereby appoints the Trustee and any Authenticating Agent appointed hereunder its agents to receive all such presentations, surrenders, notices and demands.

The Company may also from time to time designate one or more other offices or agencies (in or outside The City of New York) where the Securities of one or more series, or any Tranche thereof may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designation.  The Company will promptly notify the Trustee in writing of any such designation or rescission thereof.

Section 4.3                                    Money for Securities Payments to Be Held in Trust.

If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it shall, on or before each due date of the principal of, premium (if any) or interest on or Additional Amounts with respect to any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series) sufficient to pay the principal or any premium, interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee in writing of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents for any series of Securities, it shall, on or prior to each due date of the principal of, premium (if any) or interest on or any Additional Amounts with respect to any Securities of such series, deposit with any Paying Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal, premium (if any) or interest or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act.

The Company shall cause each Paying Agent for any series of Securities other than the Trustee or the Company to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

(a)                                 hold all sums held by it for the payment of the principal of, premium (if any) or interest on or any Additional Amounts with respect to Securities of such series or Tranche in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in or pursuant to this Indenture;

(b)                                 give the Trustee written notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to the Securities of such series; and

(c)                                  at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the

Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

Any money deposited with the Trustee or any Paying Agent, or then held by the Company in trust for the payment of the principal of (and premium, if any) or interest on or any Additional Amounts with respect to any Security of any series, and remaining unclaimed for two years after such principal (and premium, if any), interest or Additional Amounts (if any) has become due and payable shall be paid to the Company on Company Request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 12.3, Section 12.4 and Section 12.5.

Section 4.4                                    Additional Amounts.

If any taxes, assessments or other governmental charges are imposed by the jurisdiction where the Company or any of its successors (a “Payor”), is organized or otherwise considered to be a resident for tax purposes or any political organization or governmental authority thereof or therein having the power to tax (the “Relevant Tax Jurisdiction”), in respect of any payments under the Securities, the Payor will pay to each Holder of the Securities, to the extent it may lawfully do so, such Additional Amounts as may be necessary in order that the net amounts paid to such Holder will be not less than the amount specified in such Securities to which such Holder is entitled; provided, however, the Payor will not be required to make any payment of Additional Amounts for or on account of:

(a)                                 any tax, assessment or other governmental charge which would not have been imposed but for (1) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership, limited liability company or corporation) and the Relevant Tax Jurisdiction (other than by reason of the mere ownership of, or receipt of payment under, the Securities) including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein, (2) the presentation of a Security (where presentation is required) for payment on a date more than 30 days after (x) the date on which such payment became due and payable or (y) the date on which payment thereof is duly provided for, whichever occurs later or (3) the presentation of a Security in the Relevant Tax Jurisdiction unless such Securities could not have been presented for payment elsewhere;

(b)                                 any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or other governmental charge;

(c)                                  any tax, assessment or other governmental charge which is payable otherwise than by withholding from payment of (or in respect of) principal of, premium, if any, or any interest on, the Securities;

(d)                                 any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of such Security to comply with a request of the Payor addressed to the Holder (1) to provide information, documents or other evidence concerning the nationality, residence or identity of the Holder or such beneficial owner or (2) to make any declaration or other similar claim or satisfy any information or reporting requirement, in each case, which is required by a statute, treaty, regulation or administrative practice of the Relevant Tax Jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

(e)                                  any withholding or deduction that is imposed on a payment pursuant to Sections 1471 through 1474 of the Code and related Treasury regulations and pronouncements (the Foreign Account Tax Compliance Act, or “FATCA”) or any successor provisions and any regulations or official law, agreement or interpretations thereof implementing an intergovernmental approach thereto; or

(f)                                   any combination of the above

nor will Additional Amounts be paid with respect to any payment of the principal of, or any premium, or interest on, any Securities to any Holder who is a fiduciary or partnership or limited liability company or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the Relevant Tax Jurisdiction to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or limited liability company or beneficial owner who would not have been entitled to such Additional Amounts had it been the Holder of such Securities.

Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium, interest or any other amounts on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding the payment of Additional Amounts in those provisions hereof where such express mention is not made.

Except as otherwise provided in or pursuant to this Indenture or the related Board Resolution of the applicable series, at least 10 days prior to the first Interest Payment Date with respect to a series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers’ Certificate, the Payor shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, an Officers’ Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and premium, if any, interest or any other amounts on the Securities of such series shall be made to Holders of Securities of such series without withholding for or on account of any tax, fee, duty, assessment or other governmental charge described in this Section 4.4.  If any such withholding shall be required, then such Officers’ Certificate shall specify by taxing jurisdiction the amount, if any, required to be withheld on such payments to such Holders of Securities and the Payor agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by this Section 4.4.  The Payor will provide the Trustee with the official acknowledgment of the relevant tax authority (or, if such acknowledgment is not available, a certified copy thereof) evidencing the payment of any withholding taxes by the Payor and copies of such documentation will be made available to the Holders of the Securities or the Paying Agent, as applicable, upon written request therefor.  The Payor covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers’ Certificate furnished pursuant to this Section 4.4.

Section 4.5                                    Redemption for Tax Purposes.

The Company will be entitled to redeem the Securities at its option, at any time, for cash, in whole but not in part, upon not less than 30 nor more than 60 days’ prior written notice, at 100% of the principal amount thereof, plus any accrued but unpaid interest to, but not including, the Redemption Date (subject to the right of holders of record on the relevant record date, whether or not a business day, to receive interest due on the relevant interest payment date), in the event that the Payor has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Securities, any Additional Amounts as a result of (i) a change in or an amendment to the laws (including any regulations promulgated thereunder) of a Relevant Tax Jurisdiction, which change or amendment is announced after the date of the offering memorandum relating to the Securities or (ii) any change in or amendment to any official position regarding the application or interpretation of such laws or regulations, which change or amendment is announced after the date of the offering memorandum relating to the Securities, and, in each case, the Payor cannot avoid such obligation by taking reasonable measures available to it.

Before any notice of redemption of the Securities is delivered to the Holder as described above, the Company will deliver to the Trustee, at least 30 days before the date set for redemption, in each case, an Officers’ Certificate and an opinion of counsel stating that the Payor has or will become obligated to pay Additional Amounts as a result of a change in tax laws or regulations or the application or interpretation of such laws or regulations.

If the Company elects to redeem the Securities under this provision it will give written notice of such election to the Trustee.  If the Company elects to redeem the Securities under this provision it will also mail a notice of redemption at least 30 days but no more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed.  Unless the Company defaults in the payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.  Any such redemption will be subject to Article 14 hereof.

Section 4.6                                    Limitation on Liens on Stock of Subsidiaries.

So long as any Securities are Outstanding, the Company will not, and will not permit any of its Subsidiaries to, create, assume, incur, guarantee or otherwise permit to exist any Indebtedness secured by any mortgage, pledge, lien, security interest or other encumbrance upon any shares of Capital Stock of any Subsidiary of the Company (whether such shares of Capital Stock are now owned or hereafter acquired) without effectively providing concurrently that the Securities (and, if the Company so elects, any other Indebtedness of the Company that is not subordinate to the Securities and with respect to which the governing instruments require, or pursuant to which the Company is otherwise obligated, to provide such security) will be secured equally and ratably with such Indebtedness for at least the time period such other Indebtedness is so secured subject to the following exceptions:

(a)                                 with respect to any series of Securities, any Lien existing on the date of issuance of the first security in such series;

(b)                                 liens on stock or Indebtedness of entities at the time they become Subsidiaries or existing upon stock or Indebtedness of a Subsidiary at the time of acquisition of such stock or Indebtedness;

(c)                                  liens upon property of entities existing at the time they become Subsidiaries;

(d)                                 liens existing on properties when acquired, or incurred to finance the purchase price or construction thereof;

(e)                                  liens to extend, renew or replace any liens referred to above;

(f)                                   liens relating to sale and leaseback transactions;

(g)                                  liens in favor of the Company or one or more Subsidiaries granted by the Company or a Subsidiary to secure any intercompany obligations;

(h)                                 mechanics’, landlords’ and similar liens;

(i)                                     liens arising out of legal proceedings being contested in good faith;

(j)                                    liens for taxes not yet due, or being contested in good faith;

(k)                                 easements and similar liens not impairing the use or value of the property involved;

(l)                                     pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation;

(m)                             pledges or deposits to secure performance of letters of credit, bids, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(n)                                 any interest or title of a lessor under any lease entered into in the ordinary course of business;

(o)                                 liens on assets of any Subsidiary securing (1) short-term Indebtedness incurred to provide short-term liquidity to facilitate claims payments in the event of catastrophes; (2) Indebtedness incurred in the ordinary course of its business or in securing insurance-related obligations (that do not constitute Indebtedness) and letters of credit issued for the account of any such Subsidiary in the ordinary course of its business or in securing insurance-related obligations (that do not constitute Indebtedness) or (3) insurance-related obligations (that do not constitute Indebtedness); and

(p)                                 liens otherwise prohibited by this covenant, securing Indebtedness, if the aggregate amount of all debt then outstanding secured by such lien and all similar liens (excluding liens otherwise permitted hereunder) does not exceed 20% of the total consolidated shareholders’ equity (less good will) of the Company (as derived from the most recently prepared quarterly consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP as of the relevant date of determination).

Section 4.7                                    [Reserved].

Section 4.8                                    Delivery of Financial Information.

Unless the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will, at its expense:

(a)                                 furnish to the Trustee, within 60 days after the last day of each fiscal quarter of each fiscal year of the Company (other than the fourth such fiscal quarter in any fiscal year), financial statements (which shall be as of and for the portion of the fiscal year then ended and prepared in accordance with GAAP (the “Quarterly Financials”); such financial statements are to include the Company’s consolidated balance sheet as of the end of such fiscal quarter and its consolidated statement of income, changes in shareholders equity and cash flows for the portion of the fiscal year then ended (or such other types of financial information or financial statements as at the time are specified by GAAP), setting forth in comparative form the corresponding figures as of the end of, and for the corresponding portion of, the preceding fiscal year, all prepared in accordance with GAAP; and such financials may be subject to customary year-end adjustments, with footnote and schedule disclosure abbreviated or omitted;

(b)                                 furnish to the Trustee, within 120 days after the last day of each fiscal year, the Company’s consolidated balance sheet as of the end of such fiscal year and its consolidated statement of income, changes in shareholders equity and cash flows for such fiscal year (or such other types of financial statements as at the time are specified by GAAP) (the “Annual Financials”), setting forth in comparative form the corresponding figures as of the end of and for the preceding fiscal year, all prepared in accordance with GAAP and accompanied by an audit report of a firm of independent public accountants of recognized international standing selected by the Company; and

(c)                                  upon written certification from any Person that is a Holder of Securities or any beneficial owner of an interest in a Global Security (which request must be provided as set forth in Section 13.5 hereof and must indicate whether the Person making such request is a Holder or beneficial owner of Securities), promptly deliver to such Holder or beneficial owner, as the case may be, by mailing or otherwise providing electronically to such Holder or beneficial owner or by posting on a website or by any online data system a copy of the financial information or financial statements then most recently provided to the Trustee pursuant to subparagraph (1) or (2) above, as the case may be, and thereafter, unless otherwise expressly stated in such request, deliver to such Holder or beneficial owner, as the case may be, a copy of all subsequent financial information and financial statements provided to the Trustee pursuant to subparagraphs (1) and (2) above (such financial information and financial statements to be delivered to such Holder or beneficial owner as promptly as practicable following the delivery thereof to the Trustee) unless such request is revoked by such Holder or beneficial owner by notice to the Company delivered as provided herein or until such time as the Company shall have reasonably determined that such Person is no longer a Holder or beneficial owner of Securities.

(d)                                 Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such documents shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officers’ Certificate or certificates delivered pursuant to Section 4.12).

Section 4.9                                    Delivery of Rule 144A Information.

So long as the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will prepare and will furnish to any Holder of Securities, any beneficial owner of an interest in a Global Security and any prospective purchaser or other prospective transferee of Securities designated by a Holder of Securities or a beneficial owner of an interest in a Global Security, promptly upon request and at the expense of the Company, the financial statements and other information specified in Rule 144A(d)(4) (or any successor provision thereto) under the Securities Act, in each case to the extent necessary to permit the resale or other transfer of Securities by such Holder or beneficial owner to be made in compliance with Rule 144A under the Securities Act.

Section 4.10                             Corporate Existence.

Subject to Article 11, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence and rights (charter and statutory); provided, however, that the foregoing shall not obligate the Company to preserve any such right if the Board of Directors shall reasonably determine that the preservation thereof is no longer desirable in the conduct of its business and that the loss thereof is not disadvantageous in any material respect to any Holder.

Section 4.11                             Waiver of Certain Covenants.

The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 4.6, Section 4.7 or Section 4.8 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series, by act of such Holders, either shall waive such compliance in such instance or generally shall have waived compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 4.12                             Certificates to Trustee.

The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officer’s Certificate, stating whether or not to the knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 4.13                             Calculation of Original Issue Discount.

The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on any Outstanding Original Issue Discount Securities as of the end of such year that is required to be reported and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

ARTICLE 5
HOLDER LISTS AND REPORTS BY THE
COMPANY AND THE TRUSTEE

Section 5.1                                    Company to Furnish Trustee Information as to Names and Addresses of Holders.

The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Securities of each series semiannually and not later than June 30 and December 31 in each year, and at such other times as the Trustee may request in writing, which list shall be as of a date no more than 15 days prior to the date such information is so furnished; provided that, if and so long as the Trustee shall be the Securities Registrar for such series, such list shall not be required to be furnished.

Section 5.2                                    Preservation and Disclosure of Holder Lists.

The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Securities.  If the Trustee is not the Registrar, the Company shall furnish to the Trustee, in writing at least five (5) Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of Securities.

The rights of Holders of the Securities of any series to communicate with other Holders of Securities of such series with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act (as if the provisions of the Trust Indenture Act applied to this Indenture).

Section 5.3                                    [Reserved].

Section 5.4                                    Reports by the Trustee.

(a)                                 If this Indenture has been qualified under the Trust Indenture Act with respect to a particular series of Securities, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, if applicable, at the times and in the manner provided pursuant thereto.  If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

(b)                                 A copy of each such report shall, at the time of such transmission to the Holders of any series, be furnished to the Company and be filed by the Trustee with each stock exchange upon which the Securities of such series are listed and also with the Commission.  The Company agrees to notify the Trustee promptly when and as the Securities of any series become admitted to trading on any national securities exchange.

ARTICLE 6
REMEDIES OF THE TRUSTEE AND HOLDERS
ON EVENT OF DEFAULT

Section 6.1                                    Event of Default Defined; Acceleration of Maturity; Waiver of Default.

“Event of Default”, with respect to the Securities of any series, wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it is specifically deleted or modified in the applicable resolution of the Board of Directors or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated by Section 3.1:

(a)                                 default in the payment of any interest on any of the Securities of such series, or any Additional Amounts payable with respect thereto, as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

(b)                                 default in the payment of the principal of or premium (if any) on any of the Securities of such series as, or any Additional Amounts payable with respect thereto, and when the same shall become due and payable at Maturity, upon any redemption, by declaration of acceleration or otherwise; or

(c)                                  failure in the performance or breach of any other covenant or warranty of the Company in respect of the Securities of such series or in the Indenture, and continuance of such default for a period of 60 days after there has been given, by registered or certified mail, or overnight courier guaranteeing next day delivery, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of all series affected thereby, a written notice specifying such default and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(d)                                 default in the payment at maturity of Indebtedness of the Company in excess of $50,000,000 (or its equivalent in any other currency or currencies) or if any event of default as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness of the Company, (other than Indebtedness that is non-recourse) shall happen and shall result in the acceleration of more than $50,000,000 (or its equivalent in any other currency or currencies) in principal amount of such Indebtedness (after giving effect to any applicable grace period) and such default shall not be cured or waived or such acceleration shall not be rescinded or annulled within a period of 30 days after there shall have been given, by registered or certified mail, or overnight courier guaranteeing next day delivery, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or event of default and requiring the Company to cause such default to be cured or waived or to cause such acceleration to be rescinded or annulled or to cause such Indebtedness to be discharged and stating that such notice is a Notice of Default hereunder;

(e)                                  a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency, rehabilitation, or other similar law now or hereafter in effect, or, under any such law, (i) appointing a receiver, liquidator, assignee, custodian, trustee rehabilitator, or sequestrator (or similar official) of the Company or for any substantial part of its property or (ii) ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

(f)                                   the Company shall commence a voluntary case under any applicable bankruptcy, insolvency, rehabilitation, or other similar law now or hereafter in effect, or, under any such law, (i) consent to the entry of an order for relief in an involuntary case under any such law, (ii) consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, rehabilitator, or sequestrator (or similar official) of the Company or for any substantial part of its property, or (iii) make any general assignment for the benefit of creditors; or

If an Event of Default described in clause (a), (b), (c) or (d), above occurs and is continuing with respect to Securities of any series at the time Outstanding, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal as may be specified in the terms of such series) and premium (if any) of all Securities of such series and the interest accrued thereon  to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

If any Event of Default described in clause (e) or (f) above occurs and is continuing, all unpaid principal of the Securities then Outstanding of that series and premium (if any) and the interest accrued thereon shall ipso facto become and be immediately due and payable without declaration, presentment, demand or notice of any kind by the Trustee or any Holder of Securities of that series.

The foregoing provisions, however, are subject to the condition that if, at any time after a declaration of acceleration with respect to the Securities of any series has been made and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest and any Additional Amounts with respect to all the Securities of such series (or upon all the Securities, as the case may be) and the principal of (and premium, if any, on) any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration, and if any and all Events of Default under the Indenture, other than the nonpayment of the principal of and premium (if any), accrued interest on and any Additional Amounts with respect to Securities of such series which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority in aggregate principal amount of the Securities of such series (each series voting as a separate class), or of all the Securities (voting as a single class), as the case may be, then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to that series (or with respect to all the Securities, as the case may be) and rescind and annul such acceleration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Security shall have been accelerated and declared or become due and payable pursuant to the provisions hereof, then, from and after such acceleration, unless such acceleration has been rescinded and annulled, the principal amount of such Original Issue Discount Security shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Security.

Section 6.2                                    Collection of Indebtedness by Trustee; Trustee May Prove Debt.

The Company covenants that (a) in case default shall be made in the payment of any installment of interest on or any Additional Amounts with respect to any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of or premium (if any) on any Securities of any series or any Additional Amounts with respect thereto when the same shall have become due and payable, whether upon Stated Maturity of the Securities of such series or upon any redemption or by acceleration or otherwise, then upon demand of the Trustee for such series, the Company will pay to the Trustee for the benefit of the Holder of any such Security the whole amount that then shall have become due and payable on any such Security for the principal, premium (if any) and interest on, with interest upon the overdue principal and premium (if any) and Additional Amounts.

In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon such Securities and collect in the manner provided by law out of the property of the Company or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

The Trustee shall be entitled and empowered, either in its own name as trustee of an express trust, or as attorney-in-fact for the Holders of any of the Securities, or in both such capacities, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Trustee and of the Holders of Securities allowed in any receivership, insolvency, rehabilitation, bankruptcy, liquidation, readjustment, reorganization or other similar proceedings, or any judicial proceedings, relative to the Company or any other obligor on the Securities or its creditors or its property.  The Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ committee or other similar committee.

The Trustee is hereby irrevocably appointed (and the successive respective Holders of the Securities, by taking and holding the same, shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective Holders of the Securities, with authority to make or file in the respective names of the Holders of the Securities any proof of debt, amendment of proof of debt, claim, petition or other document in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any other papers and documents and do and perform any and all acts and things for and on behalf of such Holders of the Securities as may be necessary or advisable in the opinion of the Trustee in order to have the respective claims of the Holders of the Securities against the Company or any other obligor on the Securities and/or its property allowed in any such proceedings, and to receive payment of or on account of such claims; provided, however, that nothing herein contained shall be deemed to authorize or empower the Trustee to consent to or accept or adopt, on behalf of any Holder of Securities, any plan of reorganization or readjustment of the Company or any other obligor on the Securities or, by other action of any character in any such proceeding, to waive or change in any way any right of any Holder of any Security, even though it may otherwise be entitled so to do under any present or future law, all such power or authorization being hereby expressly denied.

All rights of action and of asserting claims under this Indenture or under any of the Securities may be enforced by the Trustee without the possession of any of the Securities or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the reasonable expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities in respect of which such action was taken.

In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Securities in respect of which such action was taken, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

Section 6.3                                    Application of Proceeds.

Any property or moneys collected by the Trustee pursuant to this Article or distributable in respect of the Company’s obligations under this Indenture after an Event of Default in respect of any series of the Securities, together with any other sums held by the Trustee (as such) hereunder (other than sums held in trust for the benefit of the Holders of particular Securities), shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal, premium (if any), interest or Additional Amounts, upon presentation (except in respect of

Subdivision First below) of the several Securities in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

FIRST:  To the payment of costs and expenses applicable to such series in respect of which moneys have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities reasonably incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or willful misconduct, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 7.6;

SECOND:  In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest and any Additional Amounts on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee), so far as it may be enforceable under applicable law, upon the overdue installments of interest and any Additional Amounts, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

THIRD:  In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and premium (if any) and interest and any Additional Amounts, with interest upon the overdue principal and premium (if any); and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal, premium (if any) and interest, without preference or priority of principal and premium (if any) over interest, or of interest, if any, and any Additional Amounts without preference or priority of principal and premium, if any, over interest or any Additional Amounts, or of interest or any Additional Amounts, if any, over principal and premium (if any) or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal, premium (if any) and accrued and unpaid interest (if any); and

FOURTH:  To the payment of the remainder, if any, to the Company, as the case may be, or as a court of competent jurisdiction may direct in writing.

The Trustee may fix a record date and payment date for any payment to Holders of Securities pursuant to this Section 6.3.

Section 6.4                                    Suits for Enforcement.

In case an Event of Default with respect to Securities of any series has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Section 6.5                                    Restoration of Rights on Abandonment of Proceedings.

In case the Trustee or any Holder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or such Holder, then and in every such case (subject to the binding effect of any determination made in such proceedings) the Company and the Trustee and each of the Holders shall be restored severally and respectively to their former positions and rights hereunder, and (subject as aforesaid) all rights, remedies and powers of the Company, the Trustee and the Holders shall continue as though no such proceedings had been instituted.

Section 6.6                                    Limitations on Suits by Holders.

No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute an action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless (a) such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, (b) the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such security or indemnity satisfactory to it against any loss, liability or expense, (c) the Trustee for 60 days after its receipt of such notice, request and offer of security and indemnity shall have failed to institute any such action or proceeding and (d) the Holders of a majority in principal amount of the outstanding Securities have not given the trustee a direction inconsistent with such request within such 60-day period pursuant to Section 6.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder of any Security and with the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of such series.  For the protection and enforcement of the provisions of this Section, each and every Holder of Securities of any series and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 6.7                                    Unconditional Right of Holders to Institute Certain Suits.

Nothing contained in this Indenture or in the Securities of any series shall affect or impair the obligation of the Company, which is unconditional and absolute, to pay the principal of, and premium (if any) and interest, on, and any Additional Amounts with respect to, the Securities of such series at the respective places, at the respective times, at the respective rates, in the respective amounts and in the coin or currency therein and herein prescribed, or affect or impair the right of action, which is also absolute and unconditional, of any Holder of any Security to institute suit to enforce such payment at the respective due dates expressed in such Security, or upon redemption, by declaration, repayment or otherwise as herein provided without reference to, or the consent of, the Trustee or the Holder of any other Security, unless such Holder consents thereto.

Section 6.8                                    Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default.

Except as provided in Section 6.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holder of any Security is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

No delay or omission of the Trustee or of any Holder of any Security of any series to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, every power and remedy given by this Indenture or by law to the Trustee or to the Holder of any Security may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holder of such Security.

Section 6.9                                    Control by Holders of Securities.

The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each series voting as a separate class) at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture, and provided, further, that (subject to the provisions of Section 7.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall reasonably determine that the action or proceeding so directed may not lawfully be taken or if the Trustee shall reasonably determine that the action or proceedings so directed would expose the Trustee to personal liability or would be contrary to the provisions hereof, or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 7.1) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

As between the Trustee and the Holders of the Securities, nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Holders.

Section 6.10                             Waiver of Past Defaults.

Subject to Section 6.1, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series on behalf of the Holders of all the Securities of such series may waive any past default hereunder with respect to such series and its consequences, except a default:

(1)                                 in the payment of the principal of, premium (if any) or interest on, or any Additional Amounts with respect to, any Security of such series, or

(2)                                 in respect of a covenant or provision hereof which under Article 10 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 6.11                             Trustee to Give Notice of Default, But May Withhold in Certain Circumstances.

The Trustee shall transmit to the Holders of any series, as the names and addresses of such Holders appear on the Security Register, notice by mail of all defaults known to a Responsible Officer of the Trustee which have occurred with respect to such series, such notice to be transmitted within 90 days after a Responsible Officer of the Trustee shall have knowledge thereof, as provided in Section 7.2(i), unless such defaults shall have been cured or waived before the giving of such notice (the term “default” or “defaults” for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of, premium (if any) or interest on, or any Additional Amounts with respect to, any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of such series.

Section 6.12                             Right of Court to Require Filing of Undertaking to Pay Costs.

The parties to this Indenture agree, and each Holder of any Security by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series Outstanding, or to any suit instituted by any Holder of Securities for the enforcement of the payment of the principal of premium (if any) or interest on, any Security on or after the due date expressed in such Security.

Section 6.13                             Waiver of Usury, Stay or Extension Laws.

The Company covenants that (to the extent that it may lawfully do so) it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 6.14                             Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.  Every right and remedy given by this Article or by law to the Trustee or to any Holder of a Security may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by such Holder, as the case may be.

ARTICLE 7
CONCERNING THE TRUSTEE

Section 7.1                                    Duties and Responsibilities of the Trustee; During Default; Prior to Default.

With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of that series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture.  In case an Event  of Default with respect to the Securities of a series has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(a)                                 prior to the occurrence of an Event of Default with respect to the Securities of such series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

(i)                                     the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii)                                  in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

(b)                                 the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved in a court of competent jurisdiction in a final and non-appealable decision that the Trustee was negligent in ascertaining the pertinent facts; and

(c)                                  the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of Securities pursuant to Section 6.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.  The Trustee shall not be required to give any bond or surety in respect of the performance of its powers or duties hereunder.

Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to this Section 7.1.

Section 7.2                                    Certain Rights of the Trustee.

Subject to Section 7.1:

(a)                                 the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document (whether in original or facsimile form) reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)                                 any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Company Order, Company Request, or an Officer’s Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or any assistant secretary of the Company;

(c)                                  the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(d)                                 the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred therein or thereby;

(e)                                  the Trustee shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

(f)                                   prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity or security satisfactory to it against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand;

(g)                                  the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder;

(h)                                 the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, or inquire as to the performance by the Company of any of its covenants in this Indenture, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine during reasonable hours and upon reasonable notice the books, records and premises of the Company, or both, personally or by agent or attorney;

(i)                                     the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has received written notice of any event which is in fact such a default or Event of Default given by the Company or by the Holders of at least 25% of the aggregate principal amount of the Securities and is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

(j)                                    the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be compensated, reimbursed, and indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, whether as Agent or otherwise, and each agent, custodian and other Person authorized to act hereunder;

(k)                                 in no event shall the Trustee be responsible or liable for special, indirect, punitive, or consequential loss or damage of any kind whatsoever (including, without limitation, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(l)                                     the Trustee may request that the Company deliver an Officer’s Certificate setting forth the names of individuals and/or titles of Officers authorized at such time to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any Person authorized to sign an Officer’s Certificate, including any Person specified as so authorized in any such certificate previously delivered and not superseded;

(m)                             the permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty unless so specified herein; and

(n)                                 in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 7.3                                    Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof.

The recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder.  The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities and shall not be responsible for any statement in any document in connection with the sale or distribution of the Securities.  The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds thereof or funds received and disbursed in accordance with the Indenture.

Section 7.4                                    Trustee and Agents May Hold Securities; Collections, etc.

The Trustee, any Paying Agent, Securities Registrar, Securities Custodian, Authenticating Agent or any agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent, and, subject to Section 7.8 and Section 7.13, if operative, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee, Paying Agent, Securities Registrar, Authenticating Agent or such agent.

Section 7.5                                    Moneys Held by Trustee.

Subject to the provisions of Section 12.3, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law.  The Trustee shall have no liability for interest on money it receives and holds in trust except as specifically agreed in writing with the Company.

Section 7.6                                    Compensation and Indemnification of Trustee and Its Prior Claim.

The Company covenants and agrees to pay the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee may from time to time agree in writing for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other Persons not regularly in its employ) except any such expense, disbursement or advance as shall be attributable to its negligence or willful misconduct.  The Company also covenants to indemnify the Trustee and its officers, directors, employees and agents and each predecessor trustee for, and hold it harmless against, any loss, liability, damage, claims (whether asserted by the Company or any Holder or any other Person) or expense, including taxes (other than taxes measured by the income of the Trustee or otherwise applicable to the Trustee for operations outside the scope of this Indenture) incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and the performance of its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in connection with the exercise or performance of any of its powers or duties hereunder except to the extent that any such loss, liability, damage, claims or expense shall be attributable to the Trustee’s negligence or willful misconduct.  The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor trustee and to pay or reimburse the Trustee and each predecessor trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture and resignation or removal of the Trustee.  Such additional indebtedness shall be a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.  When the Trustee incurs expenses after the occurrence of an Event of Default specified in Section 6.1 (d) and (e) with respect to the Company, the expenses are intended to constitute expenses of administration under the United States Bankruptcy Code (Title 11 of the United States Code) or any other similar law for the relief of debtors.  “Trustee” for the purposes of this Section 7.6 shall include any predecessor Trustee and the Trustee in each of its capacities hereunder and each agent, custodian and other Person employed to act hereunder; provided, however, that the negligence or willful misconduct of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

Section 7.7                                    Right of Trustee to Rely on Officer’s Certificate, etc.

Subject to Section 7.1 and Section 7.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by an Officer’s Certificate, Board Resolution or Opinion of Counsel delivered to the Trustee, and such certificate shall be full warrant to the Trustee for any action taken, suffered or omitted by it in good faith under the provisions of this Indenture.

Section 7.8                                    Qualification of Trustee; Conflicting Interests.

If the Trustee for the Securities of any series has or shall acquire any “conflicting interest,” as defined in the Trust Indenture Act, it shall, within 90 days after ascertaining that it has such conflicting interest, and if the default, as defined in the Trust Indenture Act, to which such conflicting interest relates has not been cured or waived or otherwise eliminated before the end of such 90-day period, the Trustee shall, either eliminate such conflicting interest or resign in the manner and with the effect specified in the Trust Indenture Act and this Indenture.  To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest with respect to any other indenture of the Company or Securities of any series by virtue of being a trustee under this Indenture with respect to any particular series of Securities.

Section 7.9                                    Persons Eligible for Appointment as Trustee.

There shall at all times be a Trustee hereunder for each series of Securities, which shall be at all times either:

(a)                                 a corporation organized and doing business under the laws of the United States of America or of any State or territory or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal, State, territory or District of Columbia authority; or

(b)                                 a corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees.

In the case of either clause (a) or clause (b) above having a combined capital and surplus of at least $50,000,000.  If such corporation publishes reports of condition at least annually, pursuant to law or to requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time the Trustee for the Securities of any series shall cease to be eligible in accordance with the provisions of this Section 7.9, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.  Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee for the Securities of any series issued hereunder.

Section 7.10                             Resignation and Removal; Appointment of Successor Trustee.

(a)                                 The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving at least 30 days written notice of resignation to the Company and by mailing notice thereof by first-class mail to Holders of the Securities at their last addresses as they shall appear on the Security Register.  Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees.  If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide Holder of a Security or Securities for at least six months may, subject to the provisions of Section 6.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee.  Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

(b)                                 In case at any time any of the following shall occur:

(i)                                     the Trustee shall fail to comply with the provisions of Section 7.8 hereof with respect to any series of Securities after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security or Securities for at least six months unless the Trustee’s duty to resign is stayed in accordance with the provisions of Section 31.0(b) of the Trust Indenture Act; or

(ii)                                  the Trustee shall cease to be eligible in accordance with the provisions of Section 7.9 and shall fail to resign after written request therefor by the Company or by any Holder; or the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent; or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; then, in any case, the Company may remove the Trustee (after giving the Trustee 30 days written notice of such removal) and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.12, any Holder who has been a bona fide Holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee.  Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

(c)                                  The Holders of a majority in aggregate principal amount of the Securities at the time Outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed, to the Company the evidence provided for in Section 8.1 of the action in that regard taken by the Holders.

(d)                                 No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to any of the provisions of this Section 7.10 shall become effective until acceptance of appointment by the successor trustee as provided in Section 7.11.

Section 7.11                             Acceptance of Appointment by Successor Trustee.

Any successor trustee appointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee hereunder; but nevertheless, on the written request of the Company or of the successor trustee, upon payment of all amounts due to the Trustee under Section 7.6, the Trustee ceasing to act shall, subject to Section 12.5, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations.  Upon request of any successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.  Any Trustee ceasing to act, shall, nevertheless, retain a prior lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 7.6.

No successor trustee shall accept appointment as provided in this Section 7.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.8 and eligible under the provisions of Section 7.9.

Upon acceptance of appointment by any successor trustee as provided in this Section 7.11, the Company shall mail notice thereof by first-class mail to the Holders of Securities at their last addresses as they shall appear on the Security Register, If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 7.10.  If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 7.12                             Merger, Conversion, Consolidation or Succession to Business of Trustee.

Any corporation in which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to substantially all of the corporate trust business of the Trustee, shall be the successor of the trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 7.8 and eligible under the provisions of Section 7.9, without the execution or filing of any paper or any further act (including the giving of any notice to Holders) on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided for the certificate of authentication of the Trustee.

Section 7.13                             Preferential Collection of Claims Against the Company.

If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act, if such act shall then be applicable to this Indenture, regarding the collection of claims against the Company (or any such other obligor), excluding any creditor relationship listed in Trust Indenture Act Section 311(b).

Section 7.14                             Authenticating Agent.

The Trustee, with the consent of the Company, may appoint an authenticating agent (the “Authenticating Agent”) to act as its agent on its behalf and subject to its direction in connection with the authentication and delivery of Securities.  Securities authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by such Trustee.  Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or to the Trustee’s Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a Certificate of Authentication executed on behalf of such Trustee by such Authenticating Agent.  Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or of the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority.

Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or tiling of any paper or any further act on the part of the Trustee or such Authenticating Agent.

Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Trustee and to the Company.  The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company.  Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 7.14, the Trustee shall upon Company Request appoint a successor Authenticating Agent, and the Company shall provide notice of such appointment to all Holders of Securities in the manner and to the extent provided in Section 13.4.  Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.  The Company agrees to pay or to cause to be paid to the Authenticating Agent from time to time reasonable compensation for its services.  The Authenticating Agent shall have no responsibility or liability for any action taken by it as such in good faith at the direction of the Trustee.

ARTICLE 8
CONCERNING THE HOLDERS OF SECURITIES

Section 8.1                                    Action by Holders.

Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities of any series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in Person or by agent or proxy appointed in writing, or (b) by the record of Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article 9, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders.  The Company may (but shall not be required to) set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of 10 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 5.1 of this Indenture prior to such solicitation.  If a record date is fixed, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such Persons continue to be Holders after such record date.

Section 8.2                                    Proof of Execution of Instruments by Holders of Securities.

Subject to Section 7.1, Section 7.2 and Section 9.5, the execution of any instrument by a Holder of a Security or his agent or proxy may be proved in any reasonable manner that the Trustee reasonably deems sufficient, including, without limitation, in the following manner:

The fact and date of the execution by any such Person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgments of deeds, that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit or written statement of a witness to such execution.  Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, as the case may be, or by any other Person acting in a representative capacity, such certificate, affidavit or written statement shall also constitute sufficient proof of his authority.

The ownership of Securities shall be proved by the Securities Register or by a certificate of the Securities Registrar.

The record of any Holders’ meeting shall be proved in the manner provided in Section 9.6.

Section 8.3                                    Holders to Be Treated as Owners.

The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the Person in whose name any Security shall be registered upon the Security Register as the absolute owner of such Security (notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of principal of, premium (if any) and (subject to Section 3.6 and Section 3.9) interest (if any) on, such Security, and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.  All such payments so made to any Holder for the time being, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon such Security.

None of the Company, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interest of a Global Security, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.  Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by any Depository (or its nominee), as a Holder, with respect to such Global Security or impair, as between such Depository and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the right of such Depository (or its nominee) as holder of such Global Security.

Section 8.4                                    Right of Revocation of Action Taken.

At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security, the number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Securities the Holders of which have consented to such action, may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security.  Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security or such other Security.  Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Securities affected by such action.

ARTICLE 9
HOLDERS’ MEETINGS

Section 9.1                                    Purposes of Meetings.

A meeting of Holders of Securities of any or all series may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

(a)                                 (a)                                 to give any notice to the Company or to the Trustee for the Securities of such series, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article 6;

(b)                                 to remove the Trustee and nominate a successor Trustee pursuant to the provisions of Article 7;

(c)                                  to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.2; or

(d)                                 to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law,

Section 9.2                                    Call of Meetings by Trustee.

The Trustee may at any time call a meeting of Holders of Securities to take any action specified in Section 9.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or such other Place of Payment, as the Trustee shall determine.  Notice of every meeting of the Holders of Securities, setting forth the time and the place of such meeting, and in general terms the action proposed to be taken at such meeting, shall be given to Holders of Securities of the particular series in the manner and to the extent provided in Section 13.4.  Such notice shall be given not less than 20 nor more than 90 days prior to the date fixed for the meeting.

Section 9.3                                    Call of Meetings by the Company or Holders.

In case at any time the Company pursuant to a resolution of its Board of Directors, or the Holders of at least 10% in aggregate principal amount of the Outstanding Securities of any or all series, as the case may be, shall have requested the Trustee to call a meeting of Holders of Securities of any or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee for such series shall not have given the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place in the Borough of Manhattan or other Place of Payment for such meeting and may call such meeting to take any action authorized in Section 9.1, by giving notice thereof as provided in Section 9.2.

Section 9.4                                    Qualifications for Voting.

To be entitled to vote at any meeting of Holders a Person shall be (a) a Holder of one or more outstanding Securities with respect to which such meeting is being held or (b) a Person appointed by an instrument in writing as proxy by such Holder.  The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 9.5                                    Regulations.

Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of the Securities in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 9.3, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman.  A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

Subject to the definition of “Outstanding”, at any meeting each Holder of Securities with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of “Outstanding”) of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any such Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding.  The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing aforesaid duly designating him as the Person to vote on behalf of other Holders.  At any meeting of Holders, the presence of Persons holding or representing Securities with respect to which such meeting is being held in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the Persons holding or representing a majority in aggregate principal amount of such Securities represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present.  Any meeting of Holders of Securities with respect to which a meeting was duly called pursuant to the provisions of Section 9.2 or Section 9.3 may be adjourned from time to time by Persons holding or representing a majority in aggregate principal amount of such Securities represented at the meeting, present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

Section 9.6                                    Voting.

The vote upon any resolution submitted to any meeting of Holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them.  The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting.  A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.2.  The record shall show the serial numbers of the Securities voting in favor of or against any resolution.  The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 9.7                                    No Delay of Rights by Reason of Meeting.

Nothing in this Article contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities of any series.

ARTICLE 10
SUPPLEMENTAL INDENTURES

Section 10.1                             Supplemental Indentures Without Consent of Holders.

Without the consent of any Holders of Securities, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof, if the Trust Indenture Act shall then be applicable to the Indenture) for one or more of the following purposes:

(a)                                 to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets;

(b)                                 to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company, as the case may be, under this Indenture and the Securities, in each case in compliance with this Indenture;

(c)                                  to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as the Board of Directors shall consider to be for the protection of the Holders of any series of Securities or Tranche thereof, or to surrender any right or power herein conferred upon the Company, and to make the occurrence and continuance of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

(d)                                 to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture;

(e)                                  to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not materially adversely affect the interests of the Holders of any Securities;

(f)                                   to establish the form or terms of Securities of any series as permitted by Section 3.1;

(g)                                  to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only), to provide for interchangeability thereof with Securities in registered form of the same series and to make all appropriate changes for such purpose, or to permit or facilitate the issuance of Securities of any series in uncertificated form provided any such action shall not adversely affect the interests of the Holders of Outstanding Securities of any series in any material respect;

(h)                                 to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth;

(i)                                     to add any additional Events of Default with respect to all or any series of Securities (as shall be specified in such supplemental indenture);

(j)                                    to add any guarantees with respect to all or any series of Securities (as shall be specified in such supplemental indenture);

(k)                                 to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Article 12, provided that any such action shall not adversely affect the interests of any Holder of an Outstanding Security of such series or any other Outstanding Security in any material respect;

(l)                                     to provide for the issuance under this Indenture of Securities denominated or payable in currency other than Dollars and to make all appropriate changes for such purpose;

(m)                             to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities, pursuant to Section 7.11, or to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee;

(n)                                 to modify any restrictions on and procedures for resales of Securities of any series that is not registered pursuant to the Securities Act to reflect any change in applicable law or regulation (or the  interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally and to modify any legends placed on such Securities to reflect such restrictions and procedures;

(o)                                 to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable to conform to permitted provisions of the Trust Indenture Act as at the time in effect, if the Trust Indenture Act shall then be applicable to the Indenture, provided that such action shall not materially adversely affect the interests of the Holders of the Securities of any series;

(p)                                 to add any co-obligors with respect to all or any Securities of any series (as shall be specified in such supplemental indenture);

(q)                                 to conform this Indenture or the Securities to the description thereof in the related offering memorandum or offering document; and

(r)                                    otherwise to amend or supplement any of the provisions of this Indenture or in any supplemental indenture; provided, however, that no such amendment or supplement shall adversely affect the interests of the Holders of any Securities then Outstanding.

The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations, which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 10.2.

Section 10.2                             Supplemental Indentures With Consent of Holders.

With the consent (evidenced as provided in Article 8) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture (voting as one class), the Company, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of execution thereof, if the Trust Indenture Act shall then be applicable to the Indenture) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided that no such supplemental indenture shall (a) change the Stated Maturity of the principal of, premium (if any) or installment of interest on or any Additional Amounts on any Security of such series, or reduce the principal amount thereof (or modify the calculation of such principal amount) or rate of interest thereon (or modify the calculation of such rate), or any Additional Amounts with respect to, or any premium payable on redemption thereof or otherwise, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration with respect thereto pursuant to Section 6.1 or the amount thereof provable in bankruptcy pursuant to Section 6.2, or change the redemption provisions, or change the Place of Payment for or the coin or currency in which the principal, premium (if any) or interest on or any Additional Amounts on any Security of such series is payable, or adversely impair or affect the right of any Holder to institute suit for the enforcement of any payment on or after the Stated Maturity of the Securities of such series (or payment thereof or, if the Securities provide therefor, any right of redemption or repayment at the option of the Holder, without the consent of the Holder of each Security of such series so affected; or (b) reduce the aforesaid percentage of the principal amount of Securities Outstanding of such series, the consent of the Holders of which is required for any such supplemental indenture or any waiver of any obligations of the Company under this Indenture, without the consent of the Holders of each Security of such series so affected, or reduce the requirements for quorum on voting; or (c) modify any of the provisions in this Section, Section 6.10 or Section 4.11, except to increase any such percentage vote required or to provide that certain other provisions of this Indenture cannot be modified without the consent of the Holder of each Outstanding Security thereby.

Upon the request of the Company, accompanied by Board Resolutions authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid and other documents, if any, required by Section 8.1, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

Section 10.3                             Notice of Supplemental Indenture.

Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 10.2, the Company shall mail a notice thereof by first-class mail to the Holders of Securities of each series affected thereby at their addresses as they shall appear on the Security Register, setting forth in general terms the substance of such supplemental indenture.  Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 10.4                             Effect of Supplemental Indenture.

Upon the execution of any supplemental indenture pursuant to the provisions of this Article, this Indenture shall be and be deemed to be modified and amended in accordance therewith, but only with regard to the Securities of each series affected by such supplemental indenture, and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of any Securities of such series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes with regard to the Securities of such series.

Section 10.5                             Documents to Be Given to Trustee.

The Trustee, subject to the provisions of Section 7.1 and Section 7.2, shall be provided with, in addition to the documents required by Section 13.6, an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article complies with the applicable provisions of this Indenture and is authorized or permitted by this Indenture and that such supplemental indenture is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to customary exceptions.

Section 10.6                             Notation on Securities in Respect of Supplemental Indentures.

Securities of any series affected by any supplemental indenture which are authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Company and the Trustee as to any matter provided for in such supplemental indenture.  If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company and such Securities may be authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.

ARTICLE 11
CONSOLIDATION, AMALGAMATION, MERGER, SALE OR CONVEYANCE

Section 11.1                             Company May Consolidate, Etc., Only on Certain Terms.

As long as the Securities are Outstanding, the Company shall not consolidate or amalgamate with or merge into any other Person (whether or not affiliated with the Company), or convey, transfer, sell, assign, lease or otherwise dispose of all or substantially all of the Company’s properties and assets as an entirety, in one or more related transactions, to any other Person, and the Company shall not permit any other Person (whether or not affiliated with the Company) to consolidate with or amalgamate or merge into the Company or convey, transfer, sell, assign, lease or otherwise dispose of its properties and assets substantially as an entirety to the Company, in each ease in one or more related transactions, unless:

(i)                                     (a) the Company is the surviving entity or (b) the Person formed by the consolidation or into which the Company is merged or the Person to which the Company’s properties and assets are so conveyed, transferred, sold, assigned or leased, (1) is a corporation, partnership or limited liability company organized or existing under the laws of the United States, any state of the United States, the District of Columbia, Bermuda, Sweden, the United Kingdom, Singapore or any country that is, as of the date hereof, a member of the Organization of Economic Cooperation and Development or the European Union and (2) expressly assumes by supplemental indenture the due and punctual payment of the principal of, premium (if any) and interest on and any Additional Amounts with respect to all the Securities and the performance of every obligation in this Indenture and the Outstanding Securities on the part of the Company to be performed or observed; and

(ii)                                  immediately after giving effect to the transaction, no Event of Default, and no event that, after notice or lapse of time or both, would become an Event of Default, will have occurred and be continuing.

Section 11.2                             Opinion of Counsel.

Either the Company, as the case may be, or the successor Person shall deliver to the Trustee prior to the proposed transaction(s) covered by Section 11.1 an Officer’s Certificate and an Opinion of Counsel stating that the transaction(s) and such supplemental indenture are authorized and permitted by this Indenture and that all conditions precedent to the consummation of the transaction(s) under this Indenture have been met.

Section 11.3                             Successor Person Substituted.

Upon any consolidation or amalgamation by the Company with or merger of the Company into any other Person or any conveyance, transfer, sale, assignment, lease or other disposition of all or substantially all of the property and assets of the Company in accordance with Section 11.1, the successor Person formed by such consolidation or amalgamation or into which the Company is merged or the successor Person or affiliated group of Persons to which such conveyance, transfer, sale, assignment, lease or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person or Persons had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person or Persons shall be relieved of all obligations and covenants under this Indenture and the Securities and in the event of such conveyance or transfer, except in the case of a lease, any such predecessor Person may be dissolved and liquidated.

ARTICLE 12
SATISFACTION AND DISCHARGE OF INDENTURE,
UNCLAIMED MONEYS

Section 12.1                             Satisfaction and Discharge of Securities of Any Series.

The Company shall be deemed to have satisfied and discharged this Indenture with respect to the entire indebtedness on all the Outstanding Securities of any particular series, and the Trustee, at the expense of the Company and upon Company Request, shall execute proper instruments acknowledging such satisfaction and discharge, when

(a)                                 either:

(i)                                     all Outstanding Securities of such series theretofore authenticated and delivered (other than (1) any Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.8 and (2) Outstanding Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 12.4) have been delivered to the Trustee for cancellation; or

(ii)                                  all Outstanding Securities of such series described in sub-clause (i) above (other than the Securities referred to in the parenthetical phrase thereof) not theretofore delivered to the Trustee for cancellation:

(x)                                 have become due and payable;

(y)                                 will become due and payable at their Stated Maturity within one year; or

(z)                                  if redeemable at the option of the Company or pursuant to the operation of a sinking fund, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company; and

(A)                               the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust an amount (except as otherwise specified pursuant to Section 3.1 for the Securities of such series) sufficient to pay and discharge the entire indebtedness on all such Outstanding Securities of such series, not therefore delivered to the Trustee for cancellation, including the principal of, premium (if any) and interest on, and any Additional Amounts with respect to such Securities, to the date of such deposit (in the case of Securities which have become due and payable) or to the Maturity thereof, as the case may be;

(B)                               the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as obligations in trust such amount of Government Obligations as will, in a written opinion of independent public accountants delivered to the Trustee, together with the predetermined and certain income to accrue thereon (without consideration of any reinvestment thereof), be sufficient to pay and discharge when due the entire indebtedness on all such Outstanding Securities of such series for unpaid principal (and premium, if any) and interest on, and any Additional Amounts to the date of such deposit (in the case of Securities which have become due and payable) or Maturity thereof, as the case may be; provided, however, that upon any redemption that requires the payment of a premium, the amount deposited shall be sufficient for purposes of this Section 12.1 to the extent that an amount is deposited with the Trustee equal to the premium calculated as of the date of the notice of redemption, with any deficit on the date of redemption (any such amount, the “Applicable Premium Deficit”) only required to be deposited with the Trustee on or prior to the date of redemption (it being understood that any defeasance shall be subject to the condition subsequent that such deficit is in fact paid).  Any Applicable Premium Deficit shall be set forth in an Officer’s Certificate delivered to the Trustee simultaneously with the deposit of such Applicable Premium Deficit that confirms that such Applicable Premium Deficit shall be applied toward such redemption;

(b)                                 the Company has paid or caused to be paid all other sums payable with respect to the Outstanding Securities of such series including all fees due to the Trustee under Section 7.6;

(c)                                  (the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each certifying that all conditions precedent herein provided for relating to the due satisfaction and discharge of this Indenture with respect to the entire indebtedness on all Outstanding Securities of any such series have been complied with; and

(d)                                 if the Securities of such series are not to become due and payable at their Stated Maturity within one year of the date of such deposit or are not to be called for redemption within one year of the date of such deposit under arrangements satisfactory to the Trustee as of the date of such deposit, then the Company shall have given, not later than the date of such deposit, notice of such deposit to the Holders of the Securities of such series.

Upon the satisfaction of the conditions set forth in this Section 12.1 with respect to all the Outstanding Securities of any series, the terms and conditions with respect thereto set forth in this Indenture shall no longer be binding upon, or applicable to, the Company; provided, however, that the Company shall not be discharged from (a) any obligations under Section 7.6 and Section 7.10 and (b) any obligations under Section 3.6, Section 3.8, Section 3.9, Section 3.11, Section 4.2, Section 4.3, Section 4.9, Section 4.10, Section 5.1, and Section 12.3 and (c) any obligations under Section 4.4, with respect to the payment of any Additional Amounts, if any, (but only to the extent that the Additional Amounts payable with respect to any Outstanding Securities of such series exceed the amount deposited in respect of such Additional Amounts pursuant to Section 12.1(a)(ii)); and provided, further, that in the event a petition for relief under the Federal Bankruptcy Code or a successor statute is filed with respect to the Company within 91 days after the deposit, this Indenture with respect to the entire indebtedness on all Securities of such series shall not be discharged, and in such event the Trustee shall return such deposited funds or obligations as it is then holding to the Company upon Company Request.

Section 12.2                             Defeasance and Covenant Defeasance.

(a)                                 Unless pursuant to Section 3.1, either or both of (i) defeasance of the Securities of or within a series under clause (b) of this Section 12.2 shall not be applicable with respect to the Securities of such series or (ii) covenant defeasance of the Securities of or within a series under clause (c) of this Section 12.2 shall not be applicable with respect to the Securities of such series, then such provisions, together with the other provisions of this Section 12.2 (with such modifications thereto as may be specified pursuant to Section 3.1 with respect to any Securities), shall be applicable to such Securities and the Company may at its option by Board Resolutions, at any time, with respect to such Securities, elect to have Section 12.2(b) or Section 12.2(c) be applied to such Outstanding Securities upon compliance with the conditions set forth below in this Section 12.2.

(b)                                 Upon the Company’s exercise of the above option applicable to this Section 12.2(b) with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its respective obligations with respect to such Outstanding Securities on the date the conditions set forth in clause (d) of this Section 12.2 are satisfied (hereinafter, “defeasance”).  For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by such Outstanding Securities which shall thereafter be deemed to be “Outstanding” only for the purposes of clause (c) of this Section 12.2 and the other Sections of this Indenture referred to in clauses (i) and (ii) below, and to have satisfied all of its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder:  (i) the rights of Holders of such Outstanding Securities, solely from the trust fund described in clause (d) of this Section 12.2 and as more fully set forth in such clause, to receive payments in respect of the principal of, premium (if any) and interest on, and Additional Amounts, if any, with respect to such Securities when such payments are due; (ii) the obligations of the Company and the Trustee with respect to such Securities under Section 3.6, Section 3.8, Section 3.9, Section 3.11, Section 4.2, Section 4.3, Section 4.9, Section 4.10, Section 5.1 and Section 12.3 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 4.4 (but only to the extent that the Additional Amounts payable with respect to such Securities exceed the amount deposited in respect of such Additional Amounts pursuant to Section 12.2(d)(i) below); (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder including, without limitation, the compensation, reimbursement and indemnities provided in Section 7.6 herein; and (iv) this Section 12.2.  The Company may exercise its option under this Section 12.2(b) notwithstanding the prior exercise of its option under clause (c) of this Section 12.2 with respect to such Securities,

(c)                                  Upon the Company’s exercise of the option to have this Section 12.2(c) apply with respect to any Securities of or within a series, the Company shall, to the extent specified pursuant to Section 3.1, be released from its obligations under any covenant applicable to such Securities, and such covenants shall cease to be applicable to such Securities on and after the date the conditions set forth in clause (d) of this Section 12.2 are satisfied (hereinafter, “covenant defeasance”), and such Securities shall thereafter be deemed to be not “Outstanding” for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with any such covenant or obligation, but shall continue to be deemed “Outstanding” for all other purposes hereunder.  For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities, the Company may omit to comply with, and shall have no liability in respect of, any term, condition or limitation set forth in any such Section or such other covenant or obligation, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or obligation or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under  Section 6.1 but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

(d)                                 The following shall be the conditions to application of clause (b) or (c) of this Section 12.2 to any Outstanding Securities of or within a series:

(i)                                     The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (1) an amount in Dollars or (2) Government Obligations applicable to such Securities which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment with respect to such Securities, money in an amount, or (3) a combination thereof, in any case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, (y) the principal of, premium (if any) and interest on, and any Additional Amounts with respect to such Securities (based upon applicable law as in effect on the date of such deposit), such Outstanding Securities at the Stated Maturity or Redemption Date of such principal or installment of principal or premium or interest and (z) any mandatory sinking fund payments or analogous payments applicable with respect to such Outstanding Securities on the days on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and, if applicable, shall have made irrevocable arrangements satisfactory to the Trustee for the redemption of any Securities to be redeemed at the option of the Company in connection with such deposit.

(ii)                                  No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities shall have occurred and be continuing on the date of such deposit (after giving effect thereto) and, with respect to defeasance only, no event described in Section 6.1(d) or (e) at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

(iii)                               Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company is a party or by which it is bound.

(iv)                              In the case of an election under clause (b) of this Section 12.2, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from the Internal Revenue Service a letter ruling, or there has been published by the Internal Revenue Service a Revenue Ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

(v)                                 In the case of an election under clause (c) of this Section 12.2, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such covenant defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

(vi)                              With respect to defeasance only, the Company shall have delivered to the Trustee an Officer’s Certificate as to solvency and the absence of any intent of preferring the Holders over any other creditors of the Company.

(vii)                           The Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each certifying that all conditions precedent to the defeasance or covenant defeasance under clause (b) or (c) of this Section 12.2 (as the case may be) have been complied with.

(viii)                        Notwithstanding any other provisions of this Section 12.2(d), such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 3.1.

(e)                                  Unless otherwise specified in or pursuant to this Indenture, if, after a deposit referred to in Section 12.2(d)(i) has been made, the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 3.1 or the terms of such Security to receive payment in a currency other than that in which the deposit pursuant to Section 12.2(d)(i) has been made in respect of such Security, the indebtedness represented by such Security shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of, premium (if any) and interest on, and Additional Amounts, if any, with respect to such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the currency in which such Security becomes payable as a result of such election based on the applicable market exchange rate for such currency in effect on the second Business Day prior to each payment date.

The Company shall pay and indemnify the Trustee (or other qualifying trustee, collectively for purposes of this Section 12.2(e) and Section 12.3, the “Trustee”) against any tax, fee or other charge, imposed on or assessed against the Government Obligations deposited pursuant to this Section 12.2 or the principal or interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities.

Anything in this Section 12.2 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request, any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in clause (d) of this Section 12.2 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Section 12.2.

Section 12.3                             Application of Trust Money.

All money and obligations deposited with the Trustee pursuant to Section 12.1 or Section 12.2 shall be held irrevocably in trust.  Such money and obligations shall be applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of, premium (if any) and interest on the Securities for the payment of which such money and obligations have been deposited with the Trustee.  If Securities of any series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory or optional sinking fund requirement, the Company shall give the required notice of redemption or shall make such arrangements as are reasonably satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

Section 12.4                             Repayment of Moneys Held by Paying Agent.

In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys with respect to such series then held by any Paying Agent (and not required for such satisfaction and discharge) shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

Section 12.5                             Return of Unclaimed Moneys Held by Trustee and Paying Agent.

Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of, premium (if any) or interest on, Securities of any series and which shall not be applied but shall remain unclaimed by the Holders of Securities of such series for two years after the date upon which such payment shall have become due and payable, shall be repaid to the Company by the Trustee on demand; and the Holder of any of such Securities entitled to receive such payment shall thereafter look only to the Company for the payment thereof; provided, however, that the Company or the Trustee, before making any such repayment, shall at the expense of the Company cause to be published once a week for two successive weeks (in each case on any day of the week) in an Authorized Newspaper, or mail to each Holder, or both, a notice that said moneys have not been so applied and that after a date named therein any unclaimed balance of said moneys then remaining will be returned to the Company.

If the Trustee or Paying Agent is unable to apply any money in accordance with Section 12.3 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company’s obligations under this Indenture and the

Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 12.1 or Section 12.2 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 12.3:  provided, however, that if the Company makes any payment of interest on or principal of, or premium (if any) on, or any Additional Amounts, with respect to any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

ARTICLE 13
MISCELLANEOUS PROVISIONS

Section 13.1                             Incorporators, Shareholders, Officers and Directors of the Company Exempt from Individual Liability.

No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or for any claim based thereon or otherwise in respect thereof, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future shareholders, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors, as such, of the Company, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Security.

Section 13.2                             Provisions of Indenture for the Sole Benefit of Parties and Holders.

Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any Person, other than the parties hereto and their successors and the Holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and the Holders of the Securities.

Section 13.3                             Successors and Assigns of the Company Bound by Indenture.

All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind their respective successors and assigns, whether so expressed or not.

Section 13.4                             Notices to Holders; Waiver.

Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first-class mail, postage prepaid, to such Holders as their names and addresses appear on the Securities Register within the time prescribed.  Where this Indenture provides for notice of any event to a Holder of a Global Security, such notice shall be sufficiently given if given to the Depositary for such Note (or its designee), pursuant to its

Applicable Procedures, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver.  In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder, shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.  In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.  In case by reason of the suspension of publication of any Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders otherwise required or permitted under this Indenture, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder.

The Trustee agrees to accept and act upon instructions or directions pursuant to this Indenture sent by unsecured e-mail, pdf, facsimile transmission or other similar unsecured electronic methods, provided, however, that the Trustee shall have received an incumbency certificate listing persons designated to give such instructions or directions and containing specimen signatures of such designated persons, which such incumbency certificate shall be amended and replaced whenever a person is to be added or deleted from the listing.  If the Company elects to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee in its discretion elects to act upon such instructions, the Trustee’s understanding of such instructions shall be deemed controlling.  The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction.  The Company agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

Section 13.5                             Addresses for Notices.

Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities of any series on the Company may be given or served by registered mail, or overnight courier guaranteeing next day delivery, addressed (until another address is filed by the Company with the Trustee) as follows:  to the Company, at 140 Broadway, 32nd Floor, New York, New York 10005, (fax:  (212) 312-2512); Attention:  General Counsel, and a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY, 10019; Attention:  Gregory B. Astrachan and Matthew B. Stern.  Any notice, direction, request or demand by the Company or any Holders of Securities of any series to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if received at the Corporate Trust Office of such Trustee.

Section 13.6                             Officer’s Certificates and Opinions of Counsel; Statements to Be Contained Therein.

Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officer’s Certificate certifying that all conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including any covenants compliance with which constitutes a condition precedent) have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

Each certificate or opinion provided for in this Indenture (other than annual certificates provided pursuant to Section 4.12) and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the Person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

Any certificate, statement or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such Officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.  Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Company, as the case may be, upon the certificate, statement or opinion of or representations by an Officer or Officers of the Company unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous,

Any certificate, statement or opinion of an Officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such Officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

Section 13.7                             Separability Clause.

In case any provision of this Indenture or of the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 13.8                             Legal Holidays.

In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day in any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities, other than a provision in Securities of any series, or any Tranche thereof, or in the indenture supplemental hereto, Board Resolution of the Company or Officer’s Certificate of the Company that establishes the teens of the Securities of such series or Tranche, which specifically states that such provision shall apply in lieu of this Section) payment of principal of, premium (if any) and interest on, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.

Section 13.9                             Conflict of Any Provision of Indenture with Trust Indenture Act.

If this Indenture has been qualified under the Trust Indenture Act with respect to a particular series of Securities, if and to the extent that any provision of this Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such act to be a part of and govern this Indenture, the latter provision shall control.  If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the former provision shall control.

Section 13.10                      Governing Law.

This Indenture and each Security shall be deemed to be a contract governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law principles thereof that would result in the application of the laws of another jurisdiction.

Section 13.11                      Judgment Currency.

The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, or Additional Amounts on the Securities of any series (the “Required Currency”) into a currency in which a judgment will be rendered (the “Judgment Currency”), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in the City of New York the requisite amount of the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which a final unappealable judgment is given and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with clause (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture.  For purposes of the foregoing, “New York Banking Day” means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to be closed.

Section 13.12                      No Security Interest Created.

Nothing in this Indenture or in any Securities, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Company or its respective Subsidiaries is or may be located.

Section 13.13                      Submission to Jurisdiction.

The Company agrees that any legal suit, action or proceeding instituted against the Company, or both, as the case may be in relation to any matter arising under this Indenture or the Securities appertaining thereto may be brought in any United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York to the extent that such court has subject matter jurisdiction over the controversy, and, by execution and delivery of this Indenture, the Company hereby irrevocably submits to, generally and unconditionally, the personal jurisdiction of the aforesaid courts, acknowledges their competence and irrevocably agrees to be bound by any judgment rendered in such proceeding.  The Company also irrevocably and unconditionally waives for the benefit of the Trustee and the Holders of the Securities any objection to the venue of a proceeding in any such court and any immunity from legal process (whether through service or notice, attachment prior to judgment, attachment in the aid of execution, execution or otherwise) in respect of this Indenture.  The Company hereby irrevocably designates and appoints for the benefit of the Trustee and the Holders of the Securities for the term of this Indenture Sirius America Insurance Company, 140 Broadway, 32nd Floor, New York, New York 10005, (fax:  (212) 312-2512); Attention:  General Counsel, and a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY, 10019; Attention:  Gregory B. Astrachan and Matthew B. Stern as its agent to receive on its behalf service of all process, brought against it with respect to any such proceeding in any such court in The City of New York, such service being hereby acknowledged by the Company to be effective and binding service on it in every respect whether or not the Company shall then be doing or shall have at any time done business in New York.  The Company further agrees that such appointment of Sirius America shall be irrevocable and that Sirius America shall maintain an office in New York City so long as any of the Securities or the obligations of the Company hereunder remain outstanding or until the appointment of a successor by the Company and such successor’s acceptance of such appointment.  Upon such acceptance, the Company shall notify the Trustee in writing of the name and address of such successor.  The Company further agrees for the benefit of the Trustee and the Holders of the Securities to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue the designation and appointment of such agent in full force and effect, so long as any of the Securities or the obligations of the Company hereunder shall be outstanding.  The Trustee shall not be obligated and shall have no responsibility with respect to any failure of the Company to take any such action.  Nothing herein shall affect the right to serve process in any other manner permitted by any law or limit the right of the Trustee or any Holder to institute proceedings against the Company or both in the courts of any other jurisdiction or jurisdictions.

Section 13.14                      Counterparts.

This Indenture may be executed in any number of counterparts, and on separate counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.  The exchange of copies of this Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes.  Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 13.15                      Effect of Headings.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the interpretation hereof.

Section 13.16                      U.S.A. Patriot Act.

The Company acknowledges that in accordance with Section 326 of the U.S.A. PATRIOT Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each Person or legal entity that establishes a relationship or opens an account with the Trustee.  The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. PATRIOT Act.

Section 13.17                      Waiver of Jury Trial.

EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 13.18                      FATCA.

The Company agrees (i) to provide the Trustee with such reasonable information as it has in its possession to enable the Trustee to determine whether any payments pursuant to the Indenture are subject to the withholding requirements described in Section 1471(b) of the US Internal Revenue Code of 1986 (the “Code”) or otherwise imposed pursuant to Sections 1471 through 1474 of the Code and any regulations, or agreements thereunder or official interpretations thereof (“Applicable Law”), and (ii) that the Trustee shall be entitled to make any withholding or deduction from payments under the Indenture to the extent necessary to comply with Applicable Law, for which the Trustee shall not have any liability.

ARTICLE 14
REDEMPTION OF SECURITIES

Section 14.1                             Applicability of Article.

The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their Stated Maturity except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

Section 14.2                             Notice of Redemption; Selection of Securities.

In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Securities of any series in accordance with their terms, it shall fix a Redemption Date and shall provide notice of such redemption at least 45 days prior to such Redemption Date to the Trustee (unless a shorter notice shall be satisfactory to the Trustee), and at least 30 days but no more than 60 days prior to such Redemption Date to the Holders of Securities of such series so to be redeemed as a whole or in part in the manner provided in Section 13.4, unless a different period is specified in the Securities to be redeemed.  At the Company’s request, the Trustee shall give the notice of redemption in the Company’s name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 45 days prior to the redemption date (unless a shorter period shall be satisfactory to the Trustee), an Officer’s Certificate requesting that the Trustee give such notice together with the notice to be given setting forth the information to be stated therein as provided in this Section.  The notice provided in the manner herein specified shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.  In any case, failure to give such notice or any defect in the notice to the

Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

Each such notice of redemption shall specify the Redemption Date, the Redemption Price (or manner of calculation if not then known), the CUSIP or other comparable number, the Place or Places of Payment, that the Securities of such series are being redeemed at the option of the Company pursuant to provisions contained in the terms of the Securities of such series or in a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption, that payment will be made upon presentation and surrender of the applicable Securities at the Place or Places of Payment, that the Redemption Price together with any interest accrued and Additional Amounts to the Redemption Date will be paid as specified in said notice, and that on and after said Redemption Date any interest thereon or on the portions thereof to be redeemed will cease to accrue unless the Company defaults, and any information that is required to be included therein by the Depository.  If the Redemption Price is not known at the time such notice is to be given, the actual Redemption Price, calculated as described in the terms of the Securities, will be set forth in an Officer’s Certificate delivered to the Trustee no later than two Business Days prior to the Redemption Date.

If fewer than all the Securities of any series are to be redeemed the notice of redemption shall specify the numbers of the Securities of such series to be redeemed and the Trustee will select the Securities to be redeemed on a pro rata basis, by lot to the extent practicable or by such other method in accordance with the applicable procedures of the Depository.  In case any Security of any series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the Redemption Date, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued, or, in the case of Securities providing appropriate space for such notation, at the option of the Holders the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof

On or before noon Eastern Time on the Redemption Date with respect to the Securities of any series stated in the notice of redemption given as provided in this Section 14.2, the Company will deposit with the Trustee or with one or more Paying Agents an amount of money (except as otherwise specified as contemplated by Section 3.1 for the Securities of such series or if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 4.3) sufficient to redeem on such Redemption Date all the Securities or portions thereof so called for redemption at the applicable Redemption Price, together with accrued interest on and Additional Amounts with respect thereto, to such Redemption Date.

If fewer than all the Securities of any series, or any Tranche thereof, are to be redeemed, the Company shall give notice of redemption to the Trustee not less than 60 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee), as to the aggregate principal amount of Securities to be redeemed.

If the Trustee shall use “CUSIP” numbers in notices as a convenience to Holders, then any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.  The Company will promptly notify the Trustee in writing of any change in the “CUSIP” numbers.

The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

Section 14.3                             Payment of Securities Called for Redemption.

If notice of redemption has been given as above provided and the Company has deposited, on or before the Redemption Date, with the Trustee (and/or having irrevocably directed the Trustee to apply, from money held by it available to be used for the redemption of Securities) an amount in cash sufficient to redeem all of the Securities to be redeemed, the Securities or portions of Securities of the series specified in such notice shall become due and payable on the Redemption Date, and at the place or places stated in such notice at the applicable Redemption Price, together with any interest accrued to such Redemption Date, and on and after said Redemption Date any interest on the Securities or portion of Securities of any series so called for redemption shall cease to accrue.  On presentation and surrender of such Securities at a Place of Payment in such notice specified, such Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price, together with any interest accrued and Additional Amounts to the Redemption Date, except that if such Redemption Date is an Interest Payment Date, interest shall be paid as provided in Section 3.9.

Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

If a Security in global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depository for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium, until paid, shall bear interest from the Redemption Date at the rate prescribed therefor in the Security.

ARTICLE 15
SINKING FUNDS

Section 15.1                             Applicability of Article.

The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment”.

Section 15.2                             Satisfaction of Mandatory Sinking Fund Payment with Securities.

In lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option, at any time but not less than 45 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired by the Company except Securities of such series which have been redeemed through the application of mandatory sinking fund payments pursuant to the terms of the Securities of such series, accompanied by a Company Order instructing the Trustee to credit such obligations and stating that the Securities of such series were originally issued by the Company by way of bona fide sale or other negotiation for value; provided that such Securities have not been previously so credited.  Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the mandatory sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

Section 15.3                             Redemption of Securities for Sinking Fund.

Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee a certificate signed by any Officer specifying the amount of the next ensuing sinking fund payment for such series pursuant to the terms of such series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of such series pursuant to Section 15.2 and whether the Company intends to exercise its rights to make a permitted optional sinking fund payment with respect to such series.  Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date.  In the case of the failure of the Company to deliver such certificate (or to deliver the Securities, if any, specified in such certificate within the time period specified in Section 15.2), unless otherwise agreed by the Trustee, the sinking fund payment due on the next succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit Securities as provided in Section 15.2 and without the right to make any optional sinking fund payment, if any, with respect to such series.

Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made with respect to the Securities of any particular series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date following the date of such payment) to the redemption of Securities of such series at the Redemption Price specified in such Securities with respect to the sinking fund together with accrued interest to the applicable Redemption Date, any sinking fund moneys not so applied or allocated by the Trustee (or by the Company if the Company is acting as its own Paying Agent) to the redemption of Securities shall be added to the next sinking fund payment received by the Trustee (or if the Company is acting as its own.  Paying Agent, segregated and held in trust as provided in Section 4.3) for such series and, together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this Section 15.3.  Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in Section 4.3) on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity.

The Trustee shall select or cause to be selected the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 14.2 and the Company shall cause notice of the redemption thereof to be given in the manner provided in Section 14.2 except that the notice of redemption shall also state that the Securities are being redeemed by operation of the sinking fund and whether the sinking fund payment is mandatory or optional, or both, as the case may be.  Such notice having been duly given, the redemption of the Securities shall be made upon the terms and in the manner stated in Section 14.3.

On or before each sinking fund payment date, the Company shall pay to the Trustee (or, if the Company is acting as its own Paying Agent, will segregate and hold in trust as provided in Section 4.3) in cash a sum equal to the principal and any interest accrued to the Redemption Date for Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section.

Neither the Trustee nor the Company shall redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Securities of such series, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or the Company if the Company is acting as its own Paying Agent) shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Company) for that purpose in accordance with the terms of this Article.  Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Securities of such series; provided, however, that in case such Event of Default or default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date for the Securities of such series on which such moneys may be applied pursuant to the provisions of this Section.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written,

SIRIUS INTERNATIONAL GROUP, LTD.,
as Issuer

By:	/s/ Kernan V. Oberting
Name: Kernan V. Oberting
Title: Chief Financial Officer

THE BANK OF NEW YORK MELLON,
as Trustee

By:	/s/ Laurence J. O’Brien
Name: Laurence J. O’Brien
Title: Vice President

[Signature Page to Indenture]

EXHIBIT A
FORM OF CERTIFICATE OF TRANSFER

Sirius International Group, Ltd
140 Broadway, 32nd Floor
New York, New York 10005

The Bank of New York Mellon,
as Trustee and Securities Registrar
101 Barclay Street
New York, New York 10286

Re:                             [ ]% Senior Securities due 20[ ]

Reference is hereby made to the Indenture, dated as of November 1, 2016 (as amended and supplemented from time to time, the “Indenture”), between Sirius International Group, Ltd. (the “Company”) as issuer, and The Bank of New York Mellon, as trustee (the “Trustee”).  Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

, (the “Transferor”) owns and proposes to transfer the Security[ies] or interest in such Security[ies] specified in Annex A hereto, in the principal amount of $      in such Security[ies] or interests (the “Transfer”), to       (the “Transferee”), as further specified in Annex A hereto.  In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1.  ☐  Check if Transferee will take delivery of a beneficial interest in the Rule 144A Global Security pursuant to Rule 144A.  The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A, and such Transfer is in compliance with any applicable securities laws of any state of the United States or any other jurisdiction.  Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Rule 144A Global Security and in the Indenture and the Securities Act.

2.  ☐  Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Security pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, (iv) if the transfer is made during the distribution compliance period specified in Rule 903 of Regulation S and the provisions of Rule 904(b)(1) or Rule 904(b)(2) of Regulation S are applicable thereto, the Transferor confirms that such transfer has been made in accordance with the applicable provisions of Rule 904(b)(I) or Rule 904(b)(2), as the case may be and (v) the Transferor is the beneficial owner of the Securities being Transferred.  Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Security and in the Indenture and the Securities Act.

3.  ☐  Check and complete if Transferee will take delivery of a beneficial interest pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Global Securities and pursuant to and in accordance with the Securities Act and any applicable securities laws of any state of the United States and any other jurisdiction, and accordingly the Transferor hereby further certifies that (check one):

(a)                                 ☐  such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

or

(b)                                 ☐  such Transfer is being effected to the Company or a subsidiary thereof;

or

(c)                                  ☐  such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

ANNEX A TO CERTIFICATE OF TRANSFER

1.                                      The Transferor owns and proposes to transfer the following:

[CHECK ONE]

☐ a beneficial interest in the:

(i)                                     ☐  Rule 144A Global Security (CUSIP                            ), or

(ii)                                  ☐ Regulation S Global Security (CUSIP                        ),

2.                                      After the Transfer the Transferee will hold:

[CHECK ONE]

☐ a beneficial interest in the:

(i)                                     ☐                                    Rule 144A Global Security (CUSIP                 ), or

(ii)                                  ☐                                    Regulation S Global Security (CUSIP                 ), or

(ii)                                  ☐                                    a Definitive Security;

in accordance with the terms of the Indenture